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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a
BARON ASSET FUND

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Investment Funds Trust
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Asset Fund	Baron Funds®
Baron Growth Fund
Baron Small Cap Fund
Baron Opportunity Fund
Baron Fifth Avenue Growth Fund
Baron Discovery Fund

September 30, 2015	Annual Financial Report

Baron Asset Fund
Ticker Symbols:
Retail Shares: BARAX
Institutional Shares: BARIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Growth Fund
Ticker Symbols:
Retail Shares: BGRFX
Institutional Shares: BGRIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron Small Cap Fund
Ticker Symbols:
Retail Shares: BSCFX
Institutional Shares: BSFIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Opportunity Fund
Ticker Symbols:
Retail Shares: BIOPX
Institutional Shares: BIOIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Fifth Avenue Growth Fund
Ticker Symbols:
Retail Shares: BFTHX
Institutional Shares: BFTIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Baron Discovery Fund
Ticker Symbols:
Retail Shares: BDFFX
Institutional Shares: BDFIX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13

Financial Statements

Statements of Net Assets	14
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets	29
Notes to Financial Statements	31

Financial Highlights	39

Report of Independent Registered Public Accounting Firm	45

Tax Information	45

Fund Expenses	46

Disclosure Regarding the Approval of the Investment Advisory Agreements for the Funds by the Board of Trustees	47

Management of the Funds	49

DEAR BARON FUNDS SHAREHOLDER:
In this report, you will find audited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund (the “Funds”) for the year ended September 30, 2015. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
November 25, 2015	November 25, 2015	November 25, 2015

This Annual Financial Report is for the Baron Investment Funds Trust, which currently has six series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund. If you are interested in the Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
The Funds’ Proxy Voting Policy is available without charge on the Funds’ website, www.BaronFunds.com or by calling 1-800-99BARON, and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter-end are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.
The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Asset Fund (Unaudited)	September 30, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND† (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2015
	One Year	Three Years	Five Years	Ten Years	Since Inception (June 12, 1987)

Baron Asset Fund — Retail Shares[1,2]	1.81%	13.72%	13.08%	7.33%	11.07%
Baron Asset Fund — Institutional Shares[1,2,4]	2.09%	14.03%	13.39%	7.52%	11.14%
Russell Midcap Growth Index[1]	1.45%	13.98%	13.58%	8.09%	9.68%[3]
S&P 500 Index[1]	–0.61%	12.40%	13.34%	6.80%	9.19%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The Russell MidcapTM Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	For the period June 30, 1987 to September 30, 2015.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2015 (Unaudited)	Baron Asset Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2015
Percent of
Net Assets

Gartner, Inc.	5.2%

IDEXX Laboratories, Inc.	4.8%

Vail Resorts, Inc.	4.1%

Verisk Analytics, Inc.	3.8%

Arch Capital Group Ltd.	3.8%

Illumina, Inc.	3.7%

FleetCor Technologies, Inc.	3.1%

FactSet Research Systems, Inc.	3.1%

SBA Communications Corp.	2.9%

The Charles Schwab Corp.	2.9%

37.4%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2015, Baron Asset Fund[1] increased 1.81%, while the Russell Midcap Growth Index gained 1.45% and the S&P 500 Index fell 0.61%.

Baron Asset Fund invests primarily in medium-sized growth companies for the long term, using a value-oriented purchase discipline.[2] The Fund purchases companies that we believe have sustainable competitive advantages, strong financial characteristics, and exceptional management; and operate in industries with favorable growth characteristics.

Most U.S. market indexes finished the 12-month period with low-single-digit gains; however, beneath this seemingly tranquil surface, many sectors and capitalization ranges experienced significant volatility. For much of the period, the markets generally increased. Despite the dampening effect of the strong dollar and sagging oil prices, continued low interest rates and the slow but steady improvement in the domestic economy helped drive the market higher. However, in late August, stocks plunged sharply, before partly recovering, and then falling again in late September. The reasons for the market decline included increased uncertainty about the health of the Chinese economy and the potential ramifications this might have on global growth; the continued decline in energy and commodity prices; and the shockwaves from a rapid decline in biotechnology shares, driven by concerns about that industry’s pricing trends.

The Fund’s investments in Information Technology (IT), Health Care, and Financials contributed the most to performance. Energy and Utilities were notable detractors in the period.

IDEXX Laboratories, Inc., was the top contributor to performance during the 12-month period. Shares of this leader in veterinary diagnostics rose on better-than-expected earnings and progress on moving to a direct distribution model in the U.S. We believe organic revenue growth at current levels is sustainable due to recent innovations in IDEXX’s portfolio of diagnostic products, instruments, data management tools, and geographic expansion.

Wynn Resorts Ltd., a casino operator with locations in Macau and Las Vegas, was the largest detractor during the period. Shares declined due to investor concerns over the Chinese government’s anti-corruption campaign and increased visa restrictions, which have caused a drop-off in visitors to Macau and spending at the casinos, especially by VIPs. We exited our position.

We continue to believe that mid-sized growth stocks represent an attractive investment opportunity. The U.S. economy remains among the world’s healthiest, its equity market multiples remain within the range of their long-term historic averages, and interest rates continue to be quite low by historic standards. The ongoing drop in energy prices should generate ongoing corollary benefits for many domestic companies. We believe our diversified portfolio of fast growing, well managed, competitively advantaged businesses will continue to perform well in this environment. There is, of course, no guarantee that this will be the case.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

[2]	Prior to February 15, 2007, the Fund’s strategy was to invest primarily in small- and mid-sized growth companies.

Baron Growth Fund (Unaudited)	September 30, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2015
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 1994)

Baron Growth Fund — Retail Shares[1,2]	1.27%	11.65%	13.17%	7.54%	12.87%
Baron Growth Fund — Institutional Shares[1,2,3]	1.51%	11.94%	13.46%	7.71%	12.95%
Russell 2000 Growth Index[1]	4.04%	12.85%	13.26%	7.67%	7.24%
S&P 500 Index[1]	–0.61%	12.40%	13.34%	6.80%	9.19%

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2015 (Unaudited)	Baron Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2015
Percent of
Net Assets

Under Armour, Inc.	5.2%

Arch Capital Group Ltd.	4.2%

The Middleby Corp.	3.9%

FactSet Research Systems, Inc.	3.7%

Gartner, Inc.	3.4%

SS&C Technologies Holdings, Inc.	3.1%

Vail Resorts, Inc.	3.1%

ITC Holdings Corp.	3.1%

Dick’s Sporting Goods, Inc.	2.7%

MAXIMUS, Inc.	2.6%

35.0%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2015, Baron Growth Fund[1] gained 1.27%, while the Russell 2000 Growth Index gained 4.04% and the S&P 500 Index declined 0.61%.

Baron Growth Fund invests primarily in small-sized U.S. growth companies for the long term. Through independent research, we utilize an investment approach that we believe allows us to look at a business’s fundamental characteristics and beyond the current market environment. We invest based on the potential profitability of a business at what we believe are attractive valuations.

Most U.S. market indexes finished the 12-month period with low-single-digit gains; however, beneath this seemingly tranquil surface, many sectors and capitalization ranges experienced significant volatility. For much of the period, the markets generally increased. Despite the dampening effect of the strong dollar and sagging oil prices, continued low interest rates and the slow but steady improvement in the domestic economy helped drive the market higher. However, in late August, stocks plunged sharply, before partly recovering, and then falling again in late September. The reasons for the market decline included increased uncertainty about the health of the Chinese economy and the potential ramifications this might have on global growth; the continued decline in energy and commodity prices; and the shockwaves from a rapid decline in biotechnology shares, driven by concerns about that industry’s pricing trends.

Information Technology, Consumer Discretionary, and Financials were the top contributing sectors in the 12-month period. The Industrials, Energy and Health Care sectors were the top detractors.

The top contributor in the period was Under Armour, Inc. Shares of this manufacturer of athletic apparel increased on continued strong financial results driven by revenue growth and impressive cost management. Under Armour appears to be capitalizing on its brand momentum and positioning the business for future growth as it continues to execute on its goal to become the second largest global sporting goods brand. Additionally, Under Armour expressed confidence in its ability to accelerate its growth as it plans to double in size over the next few years.

The biggest detractor was Targa Resources Corp., the General Partner of Targa Resources Partners, a midstream energy Master Limited Partnership. Share prices fell along with the rest of the sector as a result of depressed oil prices. In addition, Targa’s acquisition of Atlas Pipeline in February 2015, while helping to grow and diversify Targa’s onshore U.S. presence, increased Targa’s sensitivity to commodity prices, and caused the stock to drop further. We exited our position.

We believe that a portfolio of investments diversified among several industries all of which are dependent upon different, non-correlated fundamentals will likely help reduce portfolio volatility. In addition, many of the companies in which the Fund invests have significant recurring revenue, which makes earnings for companies in which we have invested less volatile than the Russell 2000 Growth Index. While we do not try to predict short-term macro developments or current events, we believe conditions remain favorable for the U.S. economy and equity markets.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Small Cap Fund (Unaudited)	September 30, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2015
	One Year	Three Years	Five Years	Ten Years	Since Inception (September 30, 1997)

Baron Small Cap Fund — Retail Shares[1,2]	–4.32%	9.71%	11.01%	6.71%	9.09%
Baron Small Cap Fund — Institutional Shares[1,2,3]	–4.08%	9.98%	11.29%	6.88%	9.18%
Russell 2000 Growth Index[1]	4.04%	12.85%	13.26%	7.67%	4.93%
S&P 500 Index[1]	–0.61%	12.40%	13.34%	6.80%	5.94%

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2015 (Unaudited)	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2015
Percent of
Net Assets

TransDigm Group, Inc.	4.0%

Gartner, Inc.	3.7%

SBA Communications Corp.	3.4%

Bright Horizons Family Solutions, Inc.	3.3%

Acuity Brands, Inc.	3.2%

The Ultimate Software Group, Inc.	2.8%

Waste Connections, Inc.	2.4%

DexCom, Inc.	2.4%

FleetCor Technologies, Inc.	2.3%

IDEXX Laboratories, Inc.	2.2%

29.7%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2015, Baron Small Cap Fund[1] declined 4.32%, while the Russell 2000 Growth Index gained 4.04% and the S&P 500 Index declined 0.61%.

Baron Small Cap Fund invests primarily in classic growth stocks that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. We also invest in fallen angels, which are companies that we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe is a buying opportunity. A third category of investment is special situations, including spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

Most U.S. market indexes finished the 12-month period with low-single-digit gains; however, beneath this seemingly tranquil surface, many sectors and capitalization ranges experienced significant volatility. For much of the period, the markets generally increased. Despite the dampening effect of the strong dollar and sagging oil prices, continued low interest rates and the slow but steady improvement in the domestic economy helped drive the market higher. However, in late August, stocks plunged sharply, before partly recovering, and then falling again in late September. The reasons for the market decline included increased uncertainty about the health of the Chinese economy and the potential ramifications this might have on global growth; the continued decline in energy and commodity prices; and the shockwaves from a rapid decline in biotechnology shares, driven by concerns about that industry’s pricing trends.

Health Care and Information Technology investments contributed to performance. Holdings in Energy, Materials, and Consumer Discretionary were the top detractors.

DexCom, Inc. was the top contributor in the 12-month period. Shares of DexCom, which sells a continuous glucose monitoring device for insulin-dependent diabetics, more than doubled in the period. DexCom launched the Share system during the period, which allows others such as parents or spouses to receive the user’s blood glucose data from the user’s handheld device. Strong new patient starts, a ramp up in marketing spending, a rising probability that DexCom’s addressable market will include Medicare patients, and greater visibility on the company’s second generation products also helped boost share price.

The biggest detractor was Targa Resources Corp., the General Partner of Targa Resources Partners, a midstream energy Master Limited Partnership. Targa’s acquisition of Atlas Pipeline in February 2015, while helping to grow and diversify Targa’s onshore U.S. presence, increased Targa’s sensitivity to commodity prices, and caused the stock to drop. We believe energy-risk-off sentiment, combined with tax-loss selling and lowered growth expectations for Targa, sent the stock on a free fall. We believe little of the commodity-sensitive cash flows are priced in the current price, and any recovery in commodity prices will likely have a significant positive impact on the stock.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Opportunity Fund (Unaudited)	September 30, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON OPPORTUNITY FUND† (RETAIL SHARES) IN RELATION TO THE RUSSELL 3000 GROWTH INDEX, THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2015
	One Year	Three Years	Five Years	Ten Years	Since Inception (February 29, 2000)

Baron Opportunity Fund — Retail Shares[1,2]	–2.70%	7.87%	8.95%	7.90%	4.43%
Baron Opportunity Fund — Institutional Shares[1,2,3]	–2.38%	8.17%	9.26%	8.09%	4.55%
Russell 3000 Growth Index[1]	3.21%	13.54%	14.38%	8.05%	2.05%
Russell Midcap Growth Index[1]	1.45%	13.98%	13.58%	8.09%	3.24%
S&P 500 Index[1]	–0.61%	12.40%	13.34%	6.80%	4.19%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The Russell 3000® Growth Index measures the performance of those companies classified as growth among the largest 3,000 U.S. companies, the Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The Fund no longer considers the Russell Midcap® Growth Index an appropriate benchmark index. The Russell Midcap® Growth Index is included in the table above for comparison purposes for the period before the Fund converted to an all-cap fund. Prior to February 20, 2015, the Fund invested in companies with market capitalizations between $1 billion and $15 billion at the time of purchase. Since then, the Fund may invest in companies of all market capitalizations. The Adviser believes that the Russell 3000® Growth Index is more representative of the Fund’s current investable universe. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2015 (Unaudited)	Baron Opportunity Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2015
Percent of
Net Assets

Guidewire Software, Inc.	5.7%

Google, Inc.	4.6%

Gartner, Inc.	4.2%

CoStar Group, Inc.	3.9%

Illumina, Inc.	3.8%

Equinix, Inc.	3.8%

Facebook, Inc.	3.6%

Amazon.com, Inc.	3.5%

Tesla Motors, Inc.	3.5%

ANSYS, Inc.	3.4%

40.0%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2015, Baron Opportunity Fund[1] declined 2.70%, while the Russell 3000 Growth Index gained 3.21% and the S&P 500 Index declined 0.61%.

Baron Opportunity Fund invests primarily in U.S. growth companies that we believe are driving or benefiting from innovation, through development of pioneering, transformative, or technologically advanced products and services. During the period, we made an important change to the Fund. Prior to February 20, 2015, the Fund invested in companies with market capitalizations between $1 billion and $15 billion at the time of purchase. Since then, the Fund may invest in companies of all market capitalizations. The Adviser believes that the Russell 3000 Growth Index is more representative of the Fund’s current investable universe than the previous benchmark, the Russell Midcap Growth Index.

Most U.S. market indexes finished the 12-month period with low-single-digit gains; however, beneath this seemingly tranquil surface, many sectors and capitalization ranges experienced significant volatility. For much of the period, the markets generally increased. Despite the dampening effect of the strong dollar and sagging oil prices, continued low interest rates and the slow but steady improvement in the domestic economy helped drive the market higher. However, in late August, stocks plunged sharply, before partly recovering, and then falling again in late September. The reasons for the market decline included increased uncertainty about the health of the Chinese economy and the potential ramifications this might have on global growth; the continued decline in energy and commodity prices; and the shockwaves from a rapid decline in biotechnology shares, driven by concerns about that industry’s pricing trends.

The Consumer Discretionary and Information Technology sectors contributed to the Fund’s performance during the period. Energy, Utilities, and Health Care were the top sector detractors.

Netflix, Inc. was the top contributor in the period. Netflix is the leading global on-demand video service. Shares rose on strong subscriber additions and a robust subscriber growth outlook. The company is accelerating international growth efforts and investing aggressively in original content. We believe Netflix will benefit from the global demand for online on-demand, high-quality, ad-free content. While short-term fluctuations will likely continue, we believe Netflix may potentially achieve 50 million subscribers domestically and over 100 million subscribers abroad.

Shutterstock, Inc. was the top detractor in the 12-month period. Shutterstock is the leading online provider of royalty-free stock photography to consumers and enterprises. Shares fell on investor concerns around Adobe’s launch of a competitive offering, Adobe Stock. Adobe is attempting to improve its competitive positioning by offering lower prices in certain segments, and by integrating image buying into its proprietary software workflow. Given the increased uncertainty created by the competition from Adobe, coupled with the departure of Shutterstock’s CFO, we exited our position.

We remain focused on finding unique businesses across different segments of the economy that we believe offer long-term secular growth, sustainable competitive advantages, high-quality management teams, and attractive stock prices. We believe that investment returns for stocks are driven by earnings growth, and therefore direct our research towards understanding the drivers of business profit and projecting future profit growth as accurately as we can.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Fifth Avenue Growth Fund (Unaudited)	September 30, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND† (RETAIL SHARES) IN RELATION TO THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2015
	One Year	Three Years	Five Years	Ten Years	Since Inception (April 30, 2004)

Baron Fifth Avenue Growth Fund — Retail Shares[1,2]	0.48%	12.65%	12.92%	5.92%	6.51%
Baron Fifth Avenue Growth Fund — Institutional Shares[1,2,3]	0.72%	12.93%	13.20%	6.09%	6.66%
Russell 1000 Growth Index[1]	3.17%	13.61%	14.47%	8.09%	7.87%
S&P 500 Index[1]	–0.61%	12.40%	13.34%	6.80%	7.14%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The Russell 1000® Growth Index measures the performance of large-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2015 (Unaudited)	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2015
Percent of
Net Assets

Amazon.com, Inc.	10.2%

Google, Inc.	7.1%

Facebook, Inc.	6.5%

Apple, Inc.	4.2%

Illumina, Inc.	4.1%

Starbucks Corp.	4.0%

MasterCard, Inc.	4.0%

Visa, Inc.	4.0%

The Priceline Group, Inc.	3.7%

Equinix, Inc.	3.2%

51.0%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2015, Baron Fifth Avenue Growth Fund[1] gained 0.48%, while the Russell 1000 Growth Index gained 3.17% and the S&P 500 Index declined 0.61%.

Baron Fifth Avenue Growth Fund focuses on identifying and investing in what we believe are unique large-sized growth companies with sustainable competitive advantages that we believe have the ability to redeploy capital at high rates of return. The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level the most important determinants of the size of each investment. We expect our highest conviction businesses to have meaningful weight in the portfolio. Sector weightings are incidental to portfolio construction, and exposure to any sector is a result of stock selection.

Most U.S. market indexes finished the 12-month period with low-single-digit gains; however, beneath this seemingly tranquil surface, many sectors and capitalization ranges experienced significant volatility. For much of the period, the markets generally increased. Despite the dampening effect of the strong dollar and sagging oil prices, continued low interest rates and the slow but steady improvement in the domestic economy helped drive the market higher. However, in late August, stocks plunged sharply, before partly recovering, and then falling again in late September. The reasons for the market decline included increased uncertainty about the health of the Chinese economy and the potential ramifications this might have on global growth; the continued decline in energy and commodity prices; and the shockwaves from a rapid decline in biotechnology shares, driven by concerns about that industry’s pricing trends.

Consumer Discretionary, Health Care, and Financials were the top contributing sectors in the period. The Information Technology, Utilities, and Energy sectors were the top detractors.

Amazon.com, Inc. was the top contributor in the period. Shares of the world’s largest retailer rose due to better-than-anticipated operating margins and guidance. The company also broke out Amazon Web Services margins for the first time, which were meaningfully higher than expected. We believe retail margins will continue to improve as the company focuses on productivity gains. With e-commerce representing less than 10% of global retail sales, we believe the shift to online retailing represents a multi-year growth opportunity from which Amazon should benefit.

SunEdison, Inc. was the biggest detractor. Shares of the world’s largest renewable energy developer declined in the wake of its acquisition of U.S. residential solar developer Vivint Solar, with plans to drop down its solar portfolio to its yieldco TerraForm Power, Inc. Investors questioned aspects of the deal, including its $2.2 billion cost. We believe in the secular renewable energy story and that SunEdison’s large development pipeline will benefit it and its yieldcos. We think the market dislocation is technical and temporary and that SunEdison will resume future growth.

The Fund seeks to manage risk by focusing on business risk (competition, management, regulations), valuation risk (purchase price providing a large enough margin of safety), financial risk (leverage and capital structure), and analysis risk (our assumptions). Our objective is not to predict how markets may perform in a given year. Instead, we aim to create a portfolio of unique companies with different end markets because, in our experience, this is the best way to manage market risk over time.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Discovery Fund (Unaudited)	September 30, 2015

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON DISCOVERY FUND† (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2015
	One Year	Since Inception (September 30, 2013)

Baron Discovery Fund — Retail Shares[1,2]	–4.71%	5.50%
Baron Discovery Fund — Institutional Shares[1,2]	–4.44%	5.79%
Russell 2000 Growth Index[1]	4.04%	3.92%
S&P 500 Index[1]	–0.61%	9.09%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

September 30, 2015 (Unaudited)	Baron Discovery Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2015
Percent of
Net Assets

Pinnacle Entertainment, Inc.	4.3%

JUST EAT plc	3.8%

Press Ganey Holdings, Inc.	3.6%

ExamWorks Group, Inc.	3.3%

Flotek Industries, Inc.	3.2%

Mercury Systems, Inc.	2.9%

DigitalGlobe, Inc.	2.8%

Valero Energy Partners LP	2.7%

Chesapeake Lodging Trust	2.6%

M/A-COM Technology Solutions Holdings, Inc.	2.6%

31.8%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2015† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2015, Baron Discovery Fund[1] declined 4.71%, while the Russell 2000 Growth Index gained 4.04% and the S&P 500 Index declined 0.61%.

Baron Discovery Fund invests primarily in small-sized U.S. growth companies with market capitalizations up to the weighted median market capitalization of the Russell 2000 Growth Index at reconstitution, or companies with market capitalizations up to $1.5 billion, whichever is larger. The Fund invests for the long term in what we believe are companies with appropriately capitalized, open-ended growth opportunities, exceptional leadership, and sustainable competitive advantages at attractive values.

Most U.S. market indexes finished the 12-month period with low-single-digit gains; however, beneath this seemingly tranquil surface, many sectors and capitalization ranges experienced significant volatility. For much of the period, the markets generally increased. Despite the dampening effect of the strong dollar and sagging oil prices, continued low interest rates and the slow but steady improvement in the domestic economy helped drive the market higher. However, in late August, stocks plunged sharply, before partly recovering, and then falling again in late September. The reasons for the market decline included increased uncertainty about the health of the Chinese economy and the potential ramifications this might have on global growth; the continued decline in energy and commodity prices; and the shockwaves from a rapid decline in biotechnology shares, driven by concerns about that industry’s pricing trends.

The Health Care and Consumer Discretionary sectors contributed the most to Fund performance in the 12-month period. The Industrials, Information Technology, and Materials sectors were the top detractors.

Inogen, Inc. was the top contributor in the period. Inogen is the leading provider of portable oxygen concentrators (POC) used by chronic respiratory patients reliant on long term oxygen therapy. Shares rose in response to the favorable conclusion of an internal audit that had delayed the report of year-end results, guidance that exceeded Wall Street consensus expectations, and better-than-expected revenues and earnings. We think the POC market is underpenetrated, Inogen’s products are best-in-class, and its leadership position in the direct-to-consumer market represents a significant competitive advantage.

Amber Road, Inc. was the biggest detractor in the period. The company specializes in trade management software for large global corporations such as Honeywell, GE, and Wal-Mart. It has a unique database of trade regulations and mostly recurring revenues with big margins. Amber walked away from a client who was requesting what would have been highly unprofitable customizations. In addition, closings on two contracts were delayed. Amber lowered guidance and the stock fell. We believe these are one-off, short-term events that do not affect Amber’s long-term growth prospects.

We think the long-term fundamentals of our companies remain strong. We believe the companies we own are high quality, innovative and run by excellent management teams. We are optimistic that they will be significantly bigger next year than they are today and that this growth can continue for years after. There is, of course, no guarantee that this will be the case.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Asset Fund	September 30, 2015

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2015

Shares		Cost	Value

Common Stocks (96.54%)

Consumer Discretionary (14.15%)
	Apparel, Accessories & Luxury Goods (0.48%)
102,000	Ralph Lauren Corp.	$1,768,282	$12,052,320

	Automotive Retail (1.59%)
675,000	CarMax, Inc.[1]	12,316,047	40,041,000

	Hotels, Resorts & Cruise Lines (3.36%)
525,400	Choice Hotels International, Inc.	2,254,244	25,035,310
875,000	Hyatt Hotels Corp., Cl A1	25,095,011	41,212,500
325,000	Norwegian Cruise Line Holdings Ltd.[1,2]	17,946,803	18,622,500

		45,296,058	84,870,310
	Internet Retail (1.66%)
34,000	The Priceline Group, Inc.[1]	5,449,298	42,053,240

	Leisure Facilities (4.15%)
1,000,000	Vail Resorts, Inc.	19,491,425	104,680,000

	Specialty Stores (2.91%)
150,000	Dick’s Sporting Goods, Inc.	3,597,441	7,441,500
325,000	Tiffany & Co.	10,043,985	25,096,500
485,000	Tractor Supply Co.	15,846,066	40,895,200

		29,487,492	73,433,200

Total Consumer Discretionary		113,808,602	357,130,070

Consumer Staples (0.71%)
	Food Distributors (0.53%)
275,000	United Natural Foods, Inc.[1]	14,611,786	13,340,250

	Packaged Foods & Meats (0.18%)
254,364	Blue Buffalo Pet Products, Inc.[1]	5,087,280	4,555,659

Total Consumer Staples		19,699,066	17,895,909

Energy (3.07%)
	Oil & Gas Equipment & Services (0.37%)
93,000	Core Laboratories N.V.[2]	6,334,307	9,281,400

	Oil & Gas Exploration & Production (0.97%)
249,500	Concho Resources, Inc.[1]	10,983,600	24,525,850

	Oil & Gas Storage & Transportation (1.73%)
689,746	Shell Midstream Partners, L.P.	16,500,094	20,299,225
846,939	Tallgrass Energy GP LP	24,619,431	16,828,678
164,934	Western Gas Equity Partners LP	3,628,548	6,503,347

		44,748,073	43,631,250

Total Energy		62,065,980	77,438,500

Financials (13.99%)
	Asset Management & Custody Banks (0.90%)
325,000	T. Rowe Price Group, Inc.	7,848,785	22,587,500

	Investment Banking & Brokerage (2.89%)
2,550,000	The Charles Schwab Corp.	2,490,233	72,828,000

	Office REITs (1.11%)
75,164	Alexander’s, Inc.[4]	3,467,447	28,111,336

Shares		Cost	Value

Common Stocks (continued)

Financials (continued)
	Property & Casualty Insurance (3.78%)
1,300,000	Arch Capital Group Ltd.[1,2]	$14,150,604	$95,511,000

	Real Estate Services (2.47%)
1,950,000	CBRE Group, Inc., Cl A1	25,633,716	62,400,000

	Regional Banks (1.12%)
450,000	First Republic Bank	13,544,042	28,246,500

	Specialized REITs (1.72%)
158,659	Equinix, Inc.	11,424,289	43,377,371

Total Financials		78,559,116	353,061,707

Health Care (22.00%)
	Health Care Distributors (1.84%)
350,000	Henry Schein, Inc.[1]	9,382,831	46,452,000

	Health Care Equipment (4.80%)
1,630,000	IDEXX Laboratories, Inc.[1]	32,146,764	121,027,500

	Health Care Facilities (1.85%)
375,000	Universal Health Services, Inc., Cl B	23,304,910	46,803,750

	Health Care Supplies (3.15%)
265,000	The Cooper Companies, Inc.	34,262,522	39,447,900
740,000	West Pharmaceutical Services, Inc.	33,583,774	40,048,800

		67,846,296	79,496,700
	Health Care Technology (1.66%)
150,000	Cerner Corp.[1]	3,255,767	8,994,000
1,573,608	Inovalon Holdings, Inc., CI A1	44,719,593	32,778,255

		47,975,360	41,772,255
	Life Sciences Tools & Services (8.70%)
275,000	Bio-Techne Corp.	29,043,890	25,426,500
525,000	Illumina, Inc.[1]	22,887,377	92,305,500
250,000	Mettler-Toledo International, Inc.[1]	15,496,167	71,185,000
440,000	Quintiles Transnational Holdings, Inc.[1]	20,659,909	30,610,800

		88,087,343	219,527,800

Total Health Care		268,743,504	555,080,005

Industrials (16.53%)
	Construction Machinery & Heavy Trucks (2.12%)
90,000	WABCO Holdings, Inc.[1]	10,455,704	9,434,700
500,000	Westinghouse Air Brake Technologies Corporation	35,548,952	44,025,000

		46,004,656	53,459,700
	Environmental & Facilities Services (1.38%)
250,000	Stericycle, Inc.[1]	7,016,768	34,827,500

	Human Resource & Employment Services (2.10%)
450,000	Towers Watson & Co., Cl A	50,757,096	52,821,000

	Industrial Conglomerates (1.68%)
270,000	Roper Technologies Inc.	22,869,631	42,309,000

	Industrial Machinery (2.89%)
360,000	IDEX Corporation	25,990,370	25,668,000
450,000	The Middleby Corp.[1]	23,539,575	47,335,500

		49,529,945	73,003,500

14	See Notes to Financial Statements.

September 30, 2015	Baron Asset Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2015

Shares		Cost	Value

Common Stocks (continued)

Industrials (continued)
	Research & Consulting Services (5.13%)
750,000	Nielsen Holdings PLC (formerly, Nielsen N.V.)[2]	$17,797,011	$33,352,500
1,300,000	Verisk Analytics, Inc.[1]	33,418,943	96,083,000

		51,215,954	129,435,500

	Trading Companies & Distributors (1.23%)
850,000	Fastenal Co.	15,216,174	31,118,500

Total Industrials		242,610,224	416,974,700

Information Technology (22.36%)
	Application Software (10.35%)
550,000	ANSYS, Inc.[1]	14,771,000	48,477,000
200,000	CDK Global, Inc.	9,896,922	9,556,000
495,000	FactSet Research Systems, Inc.	27,063,232	79,105,950
1,035,000	Guidewire Software, Inc.[1]	48,419,990	54,420,300
525,000	Mobileye N.V.[1,2]	17,145,372	23,877,000
652,000	SS&C Technologies Holdings, Inc.	36,761,317	45,666,080

		154,057,833	261,102,330

	Data Processing & Outsourced Services (3.14%)
575,000	FleetCor Technologies, Inc.[1]	20,969,885	79,131,500

	Internet Software & Services (3.72%)
155,000	LinkedIn Corp., Cl A1	8,240,400	29,470,150
600,000	Verisign, Inc.[1]	27,498,020	42,336,000
350,000	Zillow Group, Inc., Cl A1	10,419,626	10,055,500
450,000	Zillow Group, Inc., CI C1	13,576,575	12,150,000

		59,734,621	94,011,650

	IT Consulting & Other Services (5.15%)
1,550,000	Gartner, Inc.[1]	33,739,350	130,091,500

Total Information Technology		268,501,689	564,336,980

Materials (0.62%)
	Industrial Gases (0.62%)
175,000	Airgas, Inc.	11,449,835	15,632,750

Telecommunication Services (2.91%)
	Wireless Telecommunication Services (2.91%)
700,000	SBA Communications Corp., Cl A1	20,275,863	73,318,000

Shares		Cost	Value

Common Stocks (continued)

Utilities (0.20%)
	Renewable Electricity (0.20%)
833,333	TerraForm Global, Inc.[1,3,5]	$12,500,000	$5,133,331

Total Common Stocks		1,098,213,879	2,436,001,952

Private Equity Investments (0.24%)

Financials (0.24%)
	Asset Management & Custody Banks (0.24%)
7,056,223	Windy City Investments Holdings, L.L.C.[1,3,4,6]	0	5,997,789

Principal Amount

Short Term Investments (2.85%)

$72,048,598	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2015, 0.00% due 10/1/2015; Proceeds at maturity - $72,048,598; (Fully collateralized by $68,525,000 U.S. Treasury Note, 2.75% due 11/15/2023; Market value - $73,493,063)[5]	72,048,598	72,048,598

Total Investments (99.63%)		$1,170,262,477	2,514,048,339

Cash and Other Assets Less Liabilities (0.37%)			9,328,910

Net Assets			$2,523,377,249

Retail Shares (Equivalent to $60.88 per share based on 29,637,713 shares outstanding)			$1,804,303,648

Institutional Shares (Equivalent to $62.19 per share based on 11,563,216 shares outstanding)			$719,073,601

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At September 30, 2015, the market value of restricted and fair valued securities amounted to $11,131,120 or 0.44% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	15

Baron Growth Fund	September 30, 2015

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2015

Shares		Cost	Value

Common Stocks (99.59%)

Consumer Discretionary (27.12%)
	Apparel, Accessories & Luxury Goods (5.15%)
3,700,000	Under Armour, Inc., Cl A1	$29,125,536	$358,086,000

	Automotive Retail (0.49%)
700,000	Penske Automotive Group, Inc.	12,084,107	33,908,000

	Casinos & Gaming (2.15%)
3,870,620	Penn National Gaming, Inc.[1]	33,038,240	64,949,004
2,502,267	Pinnacle Entertainment, Inc.[1]	39,163,343	84,676,715

		72,201,583	149,625,719

	Department Stores (0.17%)
680,000	Hudson’s Bay Co. (Canada)[2]	11,600,405	11,505,732

	Distributors (0.65%)
1,600,000	LKQ Corp.[1]	9,134,298	45,376,000

	Education Services (2.77%)
2,257,170	Bright Horizons Family
	Solutions, Inc.[1]	74,787,601	145,000,601
2,350,000	Nord Anglia Education, Inc.[1,2]	44,365,050	47,775,500

		119,152,651	192,776,101

	Hotels, Resorts & Cruise Lines (4.23%)
3,007,500	Choice Hotels International, Inc.[4]	73,061,456	143,307,375
271,739	Diamond Resorts
	International, Inc.[1]	3,804,346	6,355,975
2,491,544	Interval Leisure Group, Inc.	46,619,575	45,744,748
1,450,000	Marriott Vacations
	Worldwide Corp.	78,402,844	98,803,000

		201,888,221	294,211,098
	Internet Retail (0.92%)
25,000,000	AO World plc
	(United Kingdom)[1,2,4]	99,659,723	63,686,752

	Leisure Facilities (3.86%)
1,404,145	ClubCorp Holdings, Inc.	26,479,209	30,132,951
2,064,800	Vail Resorts, Inc.[4]	59,870,980	216,143,264
1,358,700	Whistler Blackcomb
	Holdings, Inc. (Canada)[2]	15,542,103	21,889,884

		101,892,292	268,166,099

	Leisure Products (0.15%)
551,400	BRP, Inc. (Canada)[1,2]	11,130,296	10,461,932

	Movies & Entertainment (1.35%)
5,465,000	Manchester United plc, Cl A2	77,397,834	93,834,050

	Publishing (1.27%)
1,100,000	Morningstar, Inc.	23,159,632	88,286,000

	Restaurants (1.25%)
450,000	Panera Bread Co., Cl A1	15,602,751	87,034,500

	Specialty Stores (2.71%)
3,800,000	Dick’s Sporting Goods, Inc.	63,931,549	188,518,000

Total Consumer Discretionary		847,960,878	1,885,475,983

Consumer Staples (6.06%)
	Brewers (0.73%)
240,000	The Boston Beer Co., Inc., Cl A1	39,093,982	50,546,400

	Food Distributors (1.40%)
2,000,000	United Natural Foods, Inc.[1]	84,617,613	97,020,000

	Food Retail (0.67%)
2,980,453	Smart & Final Stores, Inc.[1]	52,359,551	46,822,917

	Household Products (1.75%)
1,448,667	Church & Dwight Co., Inc.	26,399,845	121,543,161

Shares		Cost	Value

Common Stocks (continued)

Consumer Staples (continued)
	Packaged Foods & Meats (1.51%)
1,350,000	TreeHouse Foods, Inc.[1]	$54,433,219	$105,016,500

Total Consumer Staples		256,904,210	420,948,978

Financials (17.65%)
	Asset Management & Custody Banks (3.36%)
2,100,000	The Carlyle Group	46,651,360	35,280,000
2,175,000	Cohen & Steers, Inc.	56,371,912	59,703,750
2,302,818	Financial Engines, Inc.	66,477,437	67,864,046
1,430,195	Oaktree Capital Group, LLC	64,458,848	70,794,653

		233,959,557	233,642,449

	Diversified REITs (0.42%)
712,000	American Assets Trust, Inc.	13,584,759	29,092,320

	Hotel & Resort REITs (0.67%)
1,650,000	LaSalle Hotel Properties	38,657,293	46,843,500

	Investment Banking & Brokerage (0.78%)
1,027,064	Moelis & Co., Cl A	30,082,105	26,970,700
1,202,936	Virtu Financial, Inc., Cl A	24,650,068	27,571,293

		54,732,173	54,541,993

	Life & Health Insurance (1.75%)
2,700,000	Primerica, Inc.[4]	65,591,464	121,689,000

	Office REITs (2.24%)
135,000	Alexander’s, Inc.[5]	28,435,047	50,490,000
3,675,000	Douglas Emmett, Inc.	49,788,118	105,546,000

		78,223,165	156,036,000

	Property & Casualty Insurance (4.18%)
3,950,000	Arch Capital Group Ltd.[1,2]	38,581,866	290,206,500

	Specialized Finance (1.84%)
2,150,000	MSCI, Inc.	42,521,078	127,839,000

	Specialized REITs (2.41%)
750,000	Alexandria Real Estate Equities, Inc.[5]	27,962,881	63,502,500
3,496,074	Gaming and Leisure Properties, Inc.	89,395,106	103,833,398

		117,357,987	167,335,898

Total Financials		683,209,342	1,227,226,660

Health Care (10.76%)
	Biotechnology (0.68%)
600,000	ACADIA Pharmaceuticals, Inc.[1]	15,387,424	19,842,000
620,000	Atara Biotherapeutics, Inc.[1]	34,397,107	19,492,800
200,000	Juno Therapeutics, Inc.[1]	8,293,584	8,138,000

		58,078,115	47,472,800
	Drug Retail (0.43%)
1,046,016	Diplomat Pharmacy, Inc.[1]	31,709,808	30,052,040

	Health Care Equipment (2.70%)
1,810,489	ConforMIS, Inc.[1]	33,358,196	32,697,431
150,000	Edwards Lifesciences Corp.[1]	1,984,334	21,325,500
1,800,000	IDEXX Laboratories, Inc.[1]	28,558,026	133,650,000

		63,900,556	187,672,931

	Health Care Facilities (1.85%)
3,000,000	Community Health Systems, Inc.[1]	53,139,705	128,310,000

16	See Notes to Financial Statements.

September 30, 2015	Baron Growth Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2015

Shares		Cost	Value

Common Stocks (continued)

Health Care (continued)
	Health Care Supplies (1.08%)
365,038	Neogen Corp.[1]	$8,075,677	$16,423,060
1,077,686	West Pharmaceutical Services, Inc.	37,684,652	58,324,366

		45,760,329	74,747,426

	Health Care Technology (0.70%)
2,329,559	Inovalon Holdings, Inc., CI A1	58,656,911	48,524,714

	Life Sciences Tools & Services (3.32%)
880,943	Bio-Techne Corporation	46,631,249	81,451,990
525,000	Mettler-Toledo International, Inc.[1]	25,797,239	149,488,500

		72,428,488	230,940,490

Total Health Care		383,673,912	747,720,401

Industrials (11.90%)
	Building Products (2.77%)
1,700,000	CaesarStone Sdot-Yam Ltd.[1,2]	30,268,064	51,680,000
1,498,500	Masonite International Corp.[1,2]	84,509,238	90,779,130
1,500,000	Trex Company, Inc.[1]	55,878,426	49,995,000

		170,655,728	192,454,130

	Electrical Components & Equipment (0.69%)
1,600,000	Generac Holdings, Inc.[1]	7,759,481	48,144,000

	Industrial Machinery (5.00%)
1,700,000	Colfax Corp.[1]	37,976,607	50,847,000
2,550,000	The Middleby Corp.[1]	74,456,719	268,234,500
300,000	Valmont Industries, Inc.	24,213,009	28,467,000

		136,646,335	347,548,500
	Railroads (1.32%)
1,550,000	Genesee & Wyoming, Inc., Cl A1	23,006,433	91,574,000

	Research & Consulting Services (0.42%)
250,000	IHS, Inc., Cl A1	10,136,469	29,000,000

	Trading Companies & Distributors (1.29%)
1,950,000	Air Lease Corp.	46,288,464	60,294,000
485,000	MSC Industrial
	Direct Co., Inc., Cl A	17,282,737	29,599,550

		63,571,201	89,893,550

	Trucking (0.41%)
450,000	Landstar System, Inc.	10,251,096	28,561,500

Total Industrials		422,026,743	827,175,680

Information Technology (22.38%)
	Application Software (10.93%)
1,850,000	ANSYS, Inc.[1]	44,326,673	163,059,000
464,902	Bottomline Technologies (de), Inc.[1]	12,217,617	11,627,199
1,600,000	FactSet Research Systems, Inc.	80,624,740	255,696,000
1,173,796	Guidewire Software, Inc.[1]	37,834,851	61,718,194
2,075,000	Pegasystems, Inc.	31,022,554	51,065,750
3,087,713	SS&C Technologies Holdings, Inc.	52,369,848	216,263,418

		258,396,283	759,429,561

	Data Processing & Outsourced Services (2.57%)
3,000,000	MAXIMUS, Inc.	57,528,621	178,680,000

	Electronic Equipment & Instruments (0.66%)
625,000	FEI Company	23,308,886	45,650,000
Shares		Cost	Value

Common Stocks (continued)

Information Technology (continued)
	Internet Software & Services (3.53%)
2,324,374	Benefitfocus, Inc.[1,4]	$86,529,482	$72,636,688
999,653	CoStar Group, Inc.[1]	44,116,616	172,999,948

		130,646,098	245,636,636

	IT Consulting & Other Services (4.69%)
3,400,000	Booz Allen Hamilton Holding Corp.	39,962,977	89,114,000
2,825,000	Gartner, Inc.[1]	45,240,023	237,102,250

		85,203,000	326,216,250

Total Information Technology		555,082,888	1,555,612,447

Telecommunication Services (0.66%)
	Alternative Carriers (0.66%)
7,493,437	Iridium Communications, Inc.[1,4]	45,709,971	46,084,638

Utilities (3.06%)
	Electric Utilities (3.06%)
6,375,000	ITC Holdings Corp.	63,665,650	212,542,500

Total Common Stocks		3,258,233,594	6,922,787,287

Preferred Stocks (0.14%)

Telecommunication Services (0.14%)
	Alternative Carriers (0.14%)
41,074	Iridium Communications, Inc., Series B, 6.75%[4,6]	10,268,500	10,021,645

Private Equity Investments (0.03%)

Financials (0.03%)
	Asset Management & Custody Banks (0.03%)
2,375,173	Windy City Investments Holdings, L.L.C.[1,3,5,7]	0	2,018,898

Total Investments (99.76%)		$3,268,502,094	6,934,827,830

Cash and Other Assets Less Liabilities (0.24%)			16,772,721

Net Assets			$6,951,600,551

Retail Shares (Equivalent to $68.25 per share based on 51,446,148 shares outstanding)			$3,511,166,178

Institutional Shares (Equivalent to $69.28 per share based on 49,657,707 shares outstanding)			$3,440,434,373

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At September 30, 2015, the market value of restricted and fair valued securities amounted to $2,018,898 or 0.03% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 10 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron Small Cap Fund	September 30, 2015

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2015

Shares		Cost	Value

Common Stocks (96.63%)

Consumer Discretionary (16.52%)
	Advertising (0.13%)
433,000	National CineMedia, Inc.	$3,371,852	$5,810,860

	Apparel, Accessories & Luxury Goods (0.96%)
1,250,000	Iconix Brand Group, Inc.[1]	17,281,060	16,900,000
1,500,000	Tumi Holdings, Inc.[1]	28,522,128	26,430,000

		45,803,188	43,330,000

	Automotive Retail (0.67%)
450,000	Monro Muffler Brake, Inc.	23,776,386	30,397,500

	Broadcasting (1.15%)
300,000	Liberty Media Corporation, Cl A1	860,747	10,716,000
1,200,000	Liberty Media Corporation, Cl C1	3,543,461	41,352,000

		4,404,208	52,068,000

	Cable & Satellite (0.51%)
150,000	Liberty Broadband Corp., Cl A1	621,054	7,716,000
300,000	Liberty Broadband Corp., Cl C1	1,184,602	15,351,000

		1,805,656	23,067,000
	Casinos & Gaming (1.11%)
3,000,000	Penn National Gaming, Inc.[1]	17,926,778	50,340,000

	Education Services (5.47%)
2,350,000	Bright Horizons Family Solutions, Inc.[1]	80,177,149	150,964,000
1,750,000	Houghton Mifflin Harcourt Company[1]	41,783,170	35,542,500
3,000,000	Nord Anglia Education, Inc.[1,2]	54,983,018	60,990,000

		176,943,337	247,496,500

	Homefurnishing Retail (1.29%)
1,400,000	Mattress Firm Holding Corp.[1]	35,360,733	58,464,000

	Movies & Entertainment (1.62%)
1,000,000	The Madison Square
	Garden Company, Cl A1	25,000,417	72,140,000
2,500,000	SFX Entertainment, Inc.[1]	10,000,000	1,274,750

		35,000,417	73,414,750

	Restaurants (2.75%)
1,050,000	BJ’s Restaurants, Inc.[1]	38,592,640	45,181,500
950,000	The Cheesecake Factory, Inc.	18,719,871	51,262,000
2,000,000	Del Frisco’s Restaurant Group, Inc.[1,3]	41,279,617	27,780,000

		98,592,128	124,223,500

	Specialty Stores (0.86%)
1,632,120	The Container Store Group, Inc.[1]	51,419,945	22,980,250
1,000,000	Party City Holdco, Inc.[1]	17,220,293	15,970,000

		68,640,238	38,950,250

Total Consumer Discretionary		511,624,921	747,562,360

Consumer Staples (2.23%)
	Food Distributors (2.23%)
2,000,000	The Chefs’ Warehouse, Inc.[1,3]	31,942,898	28,320,000
1,500,000	United Natural Foods, Inc.[1]	65,739,597	72,765,000

Total Consumer Staples		97,682,495	101,085,000

Energy (4.87%)
	Oil & Gas Equipment & Services (0.55%)
250,000	Core Laboratories N.V.[2]	9,239,508	24,950,000
Shares		Cost	Value

Common Stocks (continued)

Energy (continued)
	Oil & Gas Storage & Transportation (4.32%)
750,000	Columbia Pipeline Partners LP	$18,334,868	$9,495,000
500,000	Dominion Midstream Partners, L.P.	10,628,771	13,425,000
800,000	PBF Logistics LP	20,465,744	13,784,000
400,000	Phillips 66 Partners LP	10,709,223	19,708,000
5,000,000	Scorpio Tankers Inc.[2]	42,287,905	45,850,000
750,000	Targa Resources Corp.	17,965,719	38,640,000
1,000,000	Valero Energy Partners LP	33,705,253	44,160,000
500,000	Western Refining Logistics, LP	11,047,447	10,435,000

		165,144,930	195,497,000

Total Energy		174,384,438	220,447,000

Financials (9.55%)
	Asset Management & Custody Banks (1.98%)
750,000	Artisan Partners Asset Management, Inc., Cl A	28,065,351	26,422,500
2,150,000	Financial Engines, Inc.	48,440,910	63,360,500

		76,506,261	89,783,000

	Hotel & Resort REITs (1.03%)
1,250,000	Chesapeake Lodging Trust	21,043,544	32,575,000
500,000	LaSalle Hotel Properties	10,543,919	14,195,000

		31,587,463	46,770,000

	Investment Banking & Brokerage (0.73%)
1,250,000	Moelis & Co., Cl A	34,517,400	32,825,000

	Office REITs (0.60%)
250,000	SL Green Realty Corp.	5,347,806	27,040,000

	Real Estate Services (0.78%)
1,100,000	CBRE Group, Inc., Cl A1	5,154,322	35,200,000

	Specialized REITs (3.62%)
300,000	Equinix, Inc.	16,843,880	82,020,000
2,750,000	Gaming and Leisure Properties, Inc.	54,427,945	81,675,000

		71,271,825	163,695,000
	Thrifts & Mortgage Finance (0.81%)
1,480,950	Essent Group, Ltd.[1,2]	30,375,123	36,801,607

Total Financials		254,760,200	432,114,607

Health Care (17.16%)
	Biotechnology (0.75%)
750,000	Cepheid[1]	24,504,439	33,900,000

	Drug Retail (0.54%)
850,000	Diplomat Pharmacy, Inc.[1]	25,099,444	24,420,500

	Health Care Equipment (5.45%)
700,000	Cantel Medical Corp.	29,626,774	39,690,000
1,250,000	DexCom, Inc.[1]	17,100,776	107,325,000
1,341,844	IDEXX Laboratories, Inc.[1]	21,699,129	99,631,917

		68,426,679	246,646,917

	Health Care Facilities (1.14%)
2,250,000	Brookdale Senior Living, Inc.[1]	35,691,142	51,660,000

	Health Care Services (0.39%)
600,000	ExamWorks Group, Inc.[1]	22,136,386	17,544,000

	Health Care Supplies (0.52%)
2,000,000	The Spectranetics Corporation[1]	59,422,888	23,580,000

18	See Notes to Financial Statements.

September 30, 2015	Baron Small Cap Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2015

Shares		Cost	Value

Common Stocks (continued)

Health Care (continued)
	Health Care Technology (1.31%)
2,000,000	Press Ganey Holdings, Inc.[1]	$54,404,371	$59,180,000

	Life Sciences Tools & Services (5.09%)
1,050,000	ICON plc[1,2]	31,621,418	74,518,500
1,350,000	INC Research Holdings, Inc., Cl A1	33,621,467	54,000,000
225,000	Mettler-Toledo International, Inc.[1]	12,603,211	64,066,500
965,200	PRA Health Sciences, Inc.[1]	17,856,523	37,478,716

		95,702,619	230,063,716

	Managed Health Care (0.90%)
1,384,271	HealthEquity, Inc.[1]	25,010,140	40,905,208

	Pharmaceuticals (1.07%)
2,000,000	Catalent, Inc.[1]	49,879,444	48,600,000

Total Health Care		460,277,552	776,500,341

Industrials (17.83%)
	Aerospace & Defense (5.07%)
2,250,000	DigitalGlobe, Inc.[1]	66,689,631	42,795,000
1,000,000	The KEYW Holding Corporation[1]	9,777,971	6,150,000
850,000	TransDigm Group, Inc.[1]	646,870	180,548,500

		77,114,472	229,493,500

	Building Products (0.65%)
150,000	Armstrong World Industries, Inc.[1]	8,346,124	7,161,000
1,750,000	Builders FirstSource, Inc.[1]	22,750,459	22,190,000

		31,096,583	29,351,000
	Diversified Support Services (0.56%)
750,000	Healthcare Services Group, Inc.	22,923,876	25,275,000

	Electrical Components & Equipment (3.20%)
825,000	Acuity Brands, Inc.	44,094,137	144,853,500

	Environmental & Facilities Services (3.44%)
1,050,000	Clean Harbors, Inc.[1]	26,906,827	46,168,500
2,250,000	Waste Connections, Inc.	39,693,030	109,305,000

		66,599,857	155,473,500

	Human Resource & Employment Services (1.83%)
2,250,000	On Assignment, Inc.[1]	59,412,815	83,025,000

	Industrial Machinery (1.73%)
684,082	Nordson Corp.	20,666,135	43,056,121
473,157	RBC Bearings, Inc.[1]	31,685,416	28,261,668
400,000	Rexnord Corp.[1]	6,473,566	6,792,000

		58,825,117	78,109,789

	Office Services & Supplies (0.37%)
750,000	Interface, Inc.	10,054,868	16,830,000

	Railroads (0.98%)
750,000	Genesee & Wyoming, Inc., Cl A1	18,796,817	44,310,000

Total Industrials		388,918,542	806,721,289

Information Technology (18.21%)
	Application Software (6.16%)
3,500,000	ACI Worldwide, Inc.[1]	42,795,006	73,920,000
13,900	Aspen Technology, Inc.[1]	514,192	526,949
1,500,000	Guidewire Software, Inc.[1]	40,880,643	78,870,000
700,000	The Ultimate Software Group, Inc.[1]	17,611,027	125,307,000

		101,800,868	278,623,949
Shares		Cost	Value

Common Stocks (continued)

Information Technology (continued)
	Data Processing & Outsourced Services (3.62%)
750,000	FleetCor Technologies, Inc.[1]	$18,319,250	$103,215,000
700,000	WEX Inc.[1]	35,700,494	60,788,000

		54,019,744	164,003,000

	Electronic Equipment & Instruments (2.70%)
1,750,000	Cognex Corp.	34,758,913	60,147,500
850,000	FEI Company	33,259,652	62,084,000

		68,018,565	122,231,500

	Internet Software & Services (0.51%)
500,000	comScore, Inc.[1]	17,696,566	23,075,000

	IT Consulting & Other Services (4.26%)
1,250,000	Acxiom Corp.[1]	28,143,704	24,700,000
2,000,000	Gartner, Inc.[1]	36,351,619	167,860,000

		64,495,323	192,560,000

	Technology Hardware, Storage & Peripherals (0.96%)
1,000,000	Electronics For Imaging, Inc.[1]	42,154,207	43,280,000

Total Information Technology		348,185,273	823,773,449

Materials (5.38%)
	Commodity Chemicals (0.19%)
500,000	Westlake Chemical Partners LP	12,954,988	8,750,000

	Construction Materials (0.89%)
2,150,000	Summit Materials, Inc., Cl A1	45,578,267	40,355,500

	Diversified Metals & Mining (1.04%)
3,887,123	Globe Specialty Metals, Inc.[3]	44,144,115	47,150,802

	Metal & Glass Containers (1.83%)
2,750,000	Berry Plastics Group, Inc.[1]	43,852,147	82,692,500

	Specialty Chemicals (1.43%)
2,350,000	Flotek Industries, Inc.[1]	44,721,386	39,245,000
2,000,000	Platform Specialty Products Corp.[1]	32,710,834	25,300,000

		77,432,220	64,545,000

Total Materials		223,961,737	243,493,802

Telecommunication Services (4.25%)
	Wireless Telecommunication Services (4.25%)
148,323,290	Sarana Menara Nusantara Tbk PT (Indonesia)[1,2]	30,976,387	40,396,582
1,450,000	SBA Communications Corp., Cl A1	5,900,153	151,873,000

Total Telecommunication Services		36,876,540	192,269,582

Utilities (0.63%)
	Electric Utilities (0.50%)
675,000	ITC Holdings Corp.	9,427,959	22,504,500

	Renewable Electricity (0.13%)
350,000	Abengoa Yield plc[2]	10,150,000	5,792,500

Total Utilities		19,577,959	28,297,000

Total Common Stocks		2,516,249,657	4,372,264,430

See Notes to Financial Statements.	19

Baron Small Cap Fund	September 30, 2015

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2015

	Principal
	Amount	Cost	Value

	Short Term Investments (3.07%)

	Repurchase Agreement (3.07%)
$138,898,291	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2015, 0.00% due 10/1/2015; Proceeds at maturity - $138,898,291; (Fully collateralized by $125,585,000 U.S. Treasury Note, 2.75% due 11/15/2023; Market value - $134,689,913) and $6,990,000 U.S. Treasury Note, 2.125% due 5/15/2025; Market value - $6,990,000)[4]	$138,898,291	$138,898,291

	Total Investments (99.70%)	$2,655,147,948	4,511,162,721

	Cash and Other Assets Less Liabilities (0.30%)		13,425,267

	Net Assets		$4,524,587,988

Retail Shares (Equivalent to $30.34 per share based on 85,744,505 shares outstanding)			$2,601,372,306

Institutional Shares (Equivalent to $30.88 per share based on 62,273,419 shares outstanding)			$1,923,215,682

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	See Note 10 regarding “Affiliated” companies.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

20	See Notes to Financial Statements.

September 30, 2015	Baron Opportunity Fund

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2015

Shares		Cost	Value

Common Stocks (94.69%)

Consumer Discretionary (20.29%)
	Apparel, Accessories & Luxury Goods (1.29%)
43,000	Under Armour, Inc., Cl A1	$1,224,227	$4,161,540

	Automobile Manufacturers (3.45%)
45,000	Tesla Motors, Inc.[1]	9,450,240	11,178,000

	Automotive Retail (2.47%)
134,870	CarMax, Inc.[1]	3,326,226	8,000,488

	Homefurnishing Retail (1.63%)
56,500	Restoration Hardware Holdings, Inc.[1]	3,345,648	5,272,015

	Internet Retail (8.73%)
22,400	Amazon.com, Inc.[1]	8,207,531	11,466,336
145	AO World plc (United Kingdom)[1,2]	626	370
80,500	Netflix, Inc.[1]	3,460,977	8,312,430
6,876	The Priceline Group, Inc.[1]	2,427,404	8,504,649

		14,096,538	28,283,785
	Movies & Entertainment (2.72%)
513,740	Manchester United plc, Cl A2	8,574,757	8,820,916

Total Consumer Discretionary		40,017,636	65,716,744

Energy (2.54%)
	Oil & Gas Exploration & Production (1.52%)
50,250	Concho Resources, Inc.[1]	4,694,418	4,939,575

	Oil & Gas Storage & Transportation (1.02%)
118,200	Golar LNG Ltd.[2]	3,866,498	3,295,416

Total Energy		8,560,916	8,234,991

Financials (7.35%)
	Investment Banking & Brokerage (2.50%)
283,500	The Charles Schwab Corp.	8,638,701	8,096,760

	Specialized Finance (1.09%)
38,000	MarketAxess Holdings, Inc.	3,827,142	3,529,440

	Specialized REITs (3.76%)
44,534	Equinix, Inc.	1,821,217	12,175,595

Total Financials		14,287,060	23,801,795

Health Care (8.78%)
	Biotechnology (1.16%)
82,900	Cepheid[1]	2,737,070	3,747,080

	Health Care Technology (2.75%)
41,500	athenahealth, Inc.[1]	5,653,477	5,534,025
162,000	Inovalon Holdings, Inc., CI A1	4,288,428	3,374,460

		9,941,905	8,908,485
	Life Sciences Tools & Services (3.82%)
70,415	Illumina, Inc.[1]	5,255,417	12,380,365

	Managed Health Care (1.05%)
114,954	HealthEquity, Inc.[1]	2,035,994	3,396,891

Total Health Care		19,970,386	28,432,821

Shares		Cost	Value

Common Stocks (continued)

Industrials (5.08%)
	Building Products (0.82%)
87,069	CaesarStone Sdot-Yam Ltd.[1,2]	$2,013,981	$2,646,898

	Industrial Machinery (1.27%)
39,200	The Middleby Corp.[1]	1,894,945	4,123,448

	Research & Consulting Services (2.99%)
130,800	Verisk Analytics, Inc.[1]	6,453,679	9,667,428

Total Industrials		10,362,605	16,437,774

Information Technology (47.49%)
	Application Software (13.35%)
123,250	ANSYS, Inc.[1]	4,230,062	10,863,255
85,500	Aspen Technology, Inc.[1]	3,382,740	3,241,305
351,000	Guidewire Software, Inc.[1]	10,288,085	18,455,580
92,500	Mobileye N.V.[1,2]	3,946,163	4,206,900
93,500	salesforce.com, Inc.[1]	5,697,644	6,491,705

		27,544,694	43,258,745
	Data Processing & Outsourced Services (2.63%)
94,500	MasterCard, Inc., Cl A	8,180,728	8,516,340

	Internet Software & Services (17.93%)
248,214	Benefitfocus, Inc.[1]	10,267,458	7,756,687
73,793	CoStar Group, Inc.[1]	5,186,361	12,770,617
130,500	Facebook, Inc., Cl A1	9,132,831	11,731,950
11,800	Google, Inc., Cl A1	7,141,371	7,532,766
12,000	Google, Inc., Cl C1	7,462,772	7,301,040
744,925	JUST EAT plc (United Kingdom)[1,2,4]	3,564,383	4,634,697
22,200	LinkedIn Corp., Cl A1	3,957,496	4,220,886
26,000	Zillow Group, Inc., Cl A1	454,163	746,980
52,000	Zillow Group, Inc., Cl C1	969,708	1,404,000

		48,136,543	58,099,623
	IT Consulting & Other Services (6.46%)
376,000	Acxiom Corp.[1]	6,011,813	7,429,760
160,644	Gartner, Inc.[1]	2,411,317	13,482,851

		8,423,130	20,912,611
	Semiconductors (1.52%)
130,200	Mellanox Technologies Ltd.[1,2]	5,349,079	4,920,258
	Systems Software (5.60%)
83,000	FireEye, Inc.[1]	2,754,665	2,641,060
65,000	Qualys, Inc.[1]	2,065,889	1,849,900
132,400	Red Hat, Inc.[1]	6,664,475	9,516,912
59,500	ServiceNow, Inc.[1]	4,302,695	4,132,275

		15,787,724	18,140,147

Total Information Technology		113,421,898	153,847,724

Telecommunication Services (2.56%)
	Wireless Telecommunication Services (2.56%)
79,300	SBA Communications Corp., Cl A1	476,760	8,305,882

Utilities (0.60%)
	Renewable Electricity (0.60%)
315,789	TerraForm Global, Inc.[1,3,4]	4,500,000	1,945,260

Total Common Stocks		211,597,261	306,722,991

See Notes to Financial Statements.	21

Baron Opportunity Fund	September 30, 2015

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2015

Principal
Amount		Cost	Value

Short Term Investments (5.10%)

$16,521,893	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2015, 0.00% due 10/1/2015; Proceeds at maturity - $16,521,893; (Fully collateralized by $15,715,000 U.S. Treasury Note, 2.75% due 11/15/2023; Market value - $16,854,338)[4]	$16,521,893	$16,521,893

Total Investments (99.79%)		$228,119,154	323,244,884

Cash and Other Assets Less Liabilities (0.21%)			691,755

Net Assets			$323,936,639

Retail Shares (Equivalent to $17.12 per share based on 13,558,467 shares outstanding)			$232,186,797

Institutional Shares (Equivalent to $17.45 per share based on 5,257,907 shares outstanding)			$91,749,842

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At September 30, 2015, the market value of restricted and fair valued securities amounted to $1,945,260 or 0.60% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

22	See Notes to Financial Statements.

September 30, 2015	Baron Fifth Avenue Growth Fund

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2015

Shares		Cost	Value

Common Stocks (96.64%)

Consumer Discretionary (23.17%)
	Cable & Satellite (2.10%)
24,450	Naspers Ltd., Cl N (South Africa)[2,4]	$3,602,327	$3,064,247

	Internet Retail (15.12%)
29,201	Amazon.com, Inc.[1]	7,658,239	14,947,700
28,540	Ctrip.com International Ltd., ADR[1,2]	1,434,707	1,803,157
4,337	The Priceline Group, Inc.[1]	2,941,040	5,364,262

		12,033,986	22,115,119
	Restaurants (5.95%)
103,564	Starbucks Corp.	3,152,385	5,886,578
35,123	YUM! Brands, Inc.	2,187,167	2,808,084

		5,339,552	8,694,662

Total Consumer Discretionary		20,975,865	33,874,028

Consumer Staples (1.15%)
	Hypermarkets & Super Centers (1.15%)
11,648	Costco Wholesale Corp.	835,362	1,683,951

Energy (2.89%)
	Oil & Gas Exploration & Production (0.53%)
7,915	Concho Resources, Inc.[1]	782,441	778,045

	Oil & Gas Storage & Transportation (2.36%)
59,206	Shell Midstream Partners, L.P.	1,640,792	1,742,432
86,110	Tallgrass Energy GP LP	2,597,763	1,711,006

		4,238,555	3,453,438

Total Energy		5,020,996	4,231,483

Financials (9.97%)
	Diversified Real Estate Activities (3.03%)
141,066	Brookfield Asset Management, Inc., Cl A2	3,559,949	4,435,115

	Investment Banking & Brokerage (1.58%)
80,999	The Charles Schwab Corp.	2,321,024	2,313,331

	Specialized Finance (2.16%)
33,985	CME Group, Inc.	1,936,961	3,151,769

	Specialized REITs (3.20%)
17,110	Equinix, Inc.	2,439,649	4,677,874

Total Financials		10,257,583	14,578,089

Health Care (10.01%)
	Biotechnology (5.96%)
20,950	Alexion Pharmaceuticals, Inc.[1]	3,427,695	3,276,370
9,671	Biogen, Inc.[1]	3,002,108	2,822,095
5,616	Regeneron Pharmaceuticals, Inc.[1]	1,686,704	2,612,226

		8,116,507	8,710,691
	Life Sciences Tools & Services (4.05%)
33,727	Illumina, Inc.[1]	1,236,258	5,929,881

Total Health Care		9,352,765	14,640,572

Shares		Cost	Value

Common Stocks (continued)

Industrials (2.95%)
	Research & Consulting Services (1.70%)
33,526	Verisk Analytics, Inc.[1]	$1,392,841	$2,477,907

	Trading Companies & Distributors (1.25%)
50,068	Fastenal Co.	1,630,676	1,832,989

Total Industrials		3,023,517	4,310,896

Information Technology (44.15%)
	Application Software (2.51%)
80,733	Mobileye N.V.[1,2]	3,692,742	3,671,737

	Data Processing & Outsourced Services (7.98%)
65,205	MasterCard, Inc., Cl A	3,418,561	5,876,275
83,299	Visa, Inc., Cl A	2,537,808	5,802,608

		5,956,369	11,678,883
	Internet Software & Services (20.00%)
72,872	Alibaba Group Holding Ltd., ADR[1,2]	6,364,752	4,297,262
105,155	Facebook, Inc., Cl A1	3,559,633	9,453,434
5,019	Google, Inc., Cl A1	1,256,798	3,203,979
11,899	Google, Inc., Cl C1	5,368,763	7,239,590
11,158	LinkedIn Corp., Cl A1	1,793,022	2,121,470
108,783	Twitter, Inc.[1]	3,872,406	2,930,614

		22,215,374	29,246,349
	Semiconductor Equipment (2.66%)
29,187	ASML Holding N.V.[2]	1,960,743	2,567,872
183,663	SunEdison, Inc.[1]	4,431,113	1,318,701

		6,391,856	3,886,573
	Systems Software (6.81%)
136,035	FireEye, Inc.[1]	4,672,225	4,328,633
42,692	Red Hat, Inc.[1]	2,166,568	3,068,701
32,448	VMware, Inc., Cl A1	2,990,691	2,556,578

		9,829,484	9,953,912
	Technology Hardware, Storage & Peripherals (4.19%)
55,573	Apple, Inc.	2,186,665	6,129,702

Total Information Technology		50,272,490	64,567,156

Materials (1.43%)
	Fertilizers & Agricultural Chemicals (1.43%)
24,552	Monsanto Co.	1,879,080	2,095,268

Utilities (0.92%)
	Renewable Electricity (0.92%)
217,543	TerraForm Global, Inc.[1,3,4]	3,100,000	1,340,065

Total Common Stocks		104,717,658	141,321,508

See Notes to Financial Statements.	23

Baron Fifth Avenue Growth Fund	September 30, 2015

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2015

Principal
Amount		Cost	Value

Short Term Investments (3.30%)

$4,831,534	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2015, 0.00% due 10/1/2015; Proceeds at maturity - $4,831,534; (Fully collateralized by $4,600,000 U.S. Treasury Note, 2.75% due 11/15/2023 Market value - $4,933,500)[4]	$4,831,534	$4,831,534

Total Investments (99.94%)		$109,549,192	146,153,042

Cash and Other Assets Less Liabilities (0.06%)			81,365

Net Assets			$146,234,407

Retail Shares (Equivalent to $16.91 per share based on 4,226,212 shares outstanding)			$71,467,948

Institutional Shares (Equivalent to $17.10 per share based on 4,371,544 shares outstanding)			$74,766,459

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At September 30, 2015, the market value of restricted and fair valued securities amounted to $1,340,065 or 0.92% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

September 30, 2015	Baron Discovery Fund

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2015

Shares		Cost	Value

Common Stocks (96.45%)

Consumer Discretionary (20.71%)
	Apparel Retail (1.25%)
50,000	Boot Barn Holdings, Inc.[1]	$906,888	$921,500

	Apparel, Accessories & Luxury Goods (1.19%)
65,000	Iconix Brand Group, Inc.[1]	890,815	878,800

	Casinos & Gaming (4.31%)
94,000	Pinnacle Entertainment, Inc.[1]	3,008,628	3,180,960

	Education Services (1.10%)
40,000	Nord Anglia Education, Inc.[1,2]	870,474	813,200

	Homefurnishing Retail (0.96%)
17,000	Mattress Firm Holding Corp.[1]	1,024,965	709,920

	Leisure Facilities (1.69%)
58,000	ClubCorp Holdings, Inc.	1,054,741	1,244,680

	Restaurants (8.59%)
31,000	Fiesta Restaurant Group, Inc.[1]	1,406,455	1,406,470
44,000	The Habit Restaurants, Inc., CI A1	952,789	942,040
60,000	Krispy Kreme Doughnuts, Inc.[1]	917,577	877,800
72,000	Wingstop, Inc.[1]	1,630,997	1,726,560
35,000	Zoe’s Kitchen, Inc.[1,4]	928,848	1,382,150

		5,836,666	6,335,020
	Specialty Stores (1.62%)
75,000	Party City Holdco, Inc.[1]	1,277,250	1,197,750

Total Consumer Discretionary		14,870,427	15,281,830

Consumer Staples (0.44%)
	Packaged Foods & Meats (0.44%)
600,000	Barfresh Food Group, Inc.[1]	300,000	324,000

Energy (3.78%)
	Oil & Gas Storage & Transportation (3.78%)
30,000	Dominion Midstream Partners, L.P.	794,741	805,500
45,000	Valero Energy Partners LP	2,200,749	1,987,200

Total Energy		2,995,490	2,792,700

Financials (10.50%)
	Diversified REITs (1.30%)
23,500	American Assets Trust, Inc.	863,562	960,210

	Hotel & Resort REITs (4.14%)
75,000	Chesapeake Lodging Trust	2,328,913	1,954,500
80,000	Strategic Hotels & Resorts, Inc.[1]	867,928	1,103,200

		3,196,841	3,057,700
	Industrial REITs (2.52%)
135,000	Rexford Industrial Realty, Inc.	2,106,826	1,861,650

	Thrifts & Mortgage Finance (2.54%)
75,300	Essent Group, Ltd.[1,2]	2,068,665	1,871,205

Total Financials		8,235,894	7,750,765

Shares		Cost	Value

Common Stocks (continued)

Health Care (26.15%)
	Biotechnology (3.75%)
10,600	Cepheid[1]	$525,332	$479,120
12,200	Esperion Therapeutics, Inc.[1]	610,004	287,798
77,500	Foundation Medicine, Inc.[1]	1,737,435	1,429,875
13,500	Sage Therapeutics, Inc.[1]	706,248	571,320

		3,579,019	2,768,113
	Health Care Equipment (5.04%)
60,000	Glaukos Corporation[1]	1,587,779	1,451,400
31,700	Inogen, Inc.[1]	661,082	1,539,035
70,000	Novadaq Technologies, Inc.[1,2]	890,229	730,100

		3,139,090	3,720,535
	Health Care Services (3.30%)
83,200	ExamWorks Group, Inc.[1]	2,869,740	2,432,768

	Health Care Supplies (3.00%)
175,000	Cerus Corp.[1]	962,501	794,500
120,500	The Spectranetics Corporation[1]	2,672,381	1,420,695

		3,634,882	2,215,195
	Health Care Technology (3.61%)
90,000	Press Ganey Holdings, Inc.[1]	2,376,385	2,663,100

	Life Sciences Tools & Services (1.47%)
27,028	INC Research Holdings, Inc., Cl A1	500,018	1,081,120

	Managed Health Care (1.40%)
35,000	HealthEquity, Inc.[1]	637,775	1,034,250

	Pharmaceuticals (4.58%)
55,000	Intersect ENT, Inc.[1]	678,665	1,287,000
41,600	Neos Therapeutics, Inc.[1]	624,000	874,016
6,900	Pacira Pharmaceuticals, Inc.[1]	427,929	283,590
160,000	TherapeuticsMD, Inc.[1]	845,460	937,600

		2,576,054	3,382,206

Total Health Care		19,312,963	19,297,287

Industrials (7.93%)
	Aerospace & Defense (3.85%)
109,700	DigitalGlobe, Inc.[1]	2,983,339	2,086,494
122,319	The KEYW Holding Corporation[1]	1,292,749	752,262

		4,276,088	2,838,756
	Building Products (1.32%)
32,000	CaesarStone Sdot-Yam Ltd.[1,2]	1,657,332	972,800

	Industrial Machinery (2.76%)
13,000	ESCO Technologies, Inc.	462,473	466,700
6,500	Kornit Digital Ltd. (Israel)[1,2]	65,000	82,095
80,500	NN, Inc.	1,975,981	1,489,250

		2,503,454	2,038,045

Total Industrials		8,436,874	5,849,601

Information Technology (22.25%)
	Electronic Equipment & Instruments (1.68%)
22,660	Coherent, Inc.[1]	1,400,255	1,239,502
	Electronic Manufacturing Services (2.90%)
134,303	Mercury Systems, Inc.[1]	2,151,536	2,136,761

See Notes to Financial Statements.	25

Baron Discovery Fund	September 30, 2015

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2015

Shares		Cost	Value

Common Stocks (continued)

Information Technology (continued)
	Internet Software & Services (10.51%)
350,300	Amber Road, Inc.[1]	$3,510,543	$1,478,266
35,500	Benefitfocus, Inc.[1]	1,098,113	1,109,375
90,000	Coupons.com, Incorporated[1]	1,079,561	810,000
52,000	Envestnet, Inc.[1]	2,192,877	1,558,440
450,000	JUST EAT plc (United Kingdom)[1,2,6]	2,162,739	2,799,763

		10,043,833	7,755,844
	Semiconductors (2.55%)
65,000	M/A-COM Technology Solutions Holdings, Inc.[1]	2,177,053	1,884,350

	Systems Software (4.61%)
66,000	Qualys, Inc.[1]	1,763,545	1,878,360
98,000	Varonis Systems, Inc.[1]	2,106,084	1,526,840

		3,869,629	3,405,200

Total Information Technology		19,642,306	16,421,657

Materials (4.69%)
	Commodity Chemicals (1.52%)
64,000	Westlake Chemical Partners LP	1,355,914	1,120,000

	Specialty Chemicals (3.17%)
140,000	Flotek Industries, Inc.[1]	2,092,129	2,338,000

Total Materials		3,448,043	3,458,000

Total Common Stocks		77,241,997	71,175,840

Warrants (0.07%)

Consumer Staples (0.07%)
	Packaged Foods & Meats (0.07%)
300,000	Barfresh Food Group, Inc.
	Warrants Exp 3/13/2020[1,3,6]	0	48,000

	Principal
	Amount	Cost	Value

	Short Term Investments (5.36%)

	Repurchase Agreement (3.51%)
$2,587,687	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2015, 0.00% due 10/1/2015; Proceeds at maturity - $2,587,687; (Fully collateralized by $2,465,000 U.S. Treasury Note, 2.75% due 11/15/2023; Market value - $2,643,713)[6]	$2,587,687	$2,587,687

	Shares

	Securities Lending Collateral (1.85%)
1,365,000	State Street Navigator Securities
	Lending Prime Portfolio[5,6]	1,365,000	1,365,000

	Total Short Term Investments	3,952,687	3,952,687

	Total Investments (101.88%)	$81,194,684	75,176,527

	Liabilities Less Cash and Other Assets (-1.88%)		(1,384,250)

	Net Assets		$73,792,277

	Retail Shares (Equivalent to $11.13 per share based on 1,788,631 shares outstanding)		$19,912,682

	Institutional Shares (Equivalent to $11.19 per share based on 4,816,554 shares outstanding)		$53,879,595

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At September 30, 2015, the market value of restricted and fair valued securities amounted to $48,000 or 0.07% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The value on loan at September 30, 2015 amounted to $1,382,150 or 1.87% of net assets. See Note 2d regarding Security Lending.
[5]	Represents investment of cash collateral received from securities lending transactions. See Note 2d regarding Securities Lending.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

26	See Notes to Financial Statements.

September 30, 2015	Baron Funds

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

				Baron	Baron Fifth	Baron
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth	Discovery
	Fund	Fund	Cap Fund	Fund	Fund	Fund

Assets:
Investments in securities, at value*
Unaffiliated investments	$2,514,048,339	$6,261,258,468	$4,407,911,919	$323,244,884	$146,153,042	$75,176,527
“Affiliated” investments	—	673,569,362	103,250,802	—	—	—

Total investments, at value	2,514,048,339	6,934,827,830	4,511,162,721	323,244,884	146,153,042	75,176,527
Foreign currency, at value†	—	32	—	24	—	—
Cash	—	2,021,515	—	—	14,389	—
Receivable for shares sold	15,407,847	13,683,248	13,866,006	1,531,140	1,604,663	87,400
Receivable for securities sold	9,391,328	18,356,344	14,776,939	804,032	569,174	2,516,985
Dividends and interest receivable	350,953	3,965,054	1,025,500	23,569	959	63,479
Prepaid expenses	13,223	38,683	25,177	1,813	607	373

	2,539,211,690	6,972,892,706	4,540,856,343	325,605,462	148,342,834	77,844,764

Liabilities:
Payable for shares redeemed	15,573,121	16,410,456	15,243,473	1,585,432	2,056,824	530,541
Trustee fees payable	20,303	64,412	43,213	3,182	1,037	779
Investment advisory fees payable (Note 4)	488	62	727	169	207	460
Distribution fees payable (Note 4)	75	570	27	230	972	772
Payable for securities purchased	—	3,739,657	514,192	—	—	2,099,490
Payable for collateral on loaned securities	—	—	—	—	—	1,365,000
Payable for borrowings against line of credit	—	500,000	—	—	—	—
Accrued expenses and other payables	240,454	576,998	466,723	79,810	49,387	55,445

	15,834,441	21,292,155	16,268,355	1,668,823	2,108,427	4,052,487

Net Assets	$2,523,377,249	$6,951,600,551	$4,524,587,988	$323,936,639	$146,234,407	$73,792,277

Net Assets consist of:
Paid-in capital	$928,802,118	$2,764,014,653	$2,244,238,716	$200,093,246	$110,957,146	$81,252,426
Accumulated net investment loss	(13,908,558)	(14,924,327)	(17,259,610)	(3,223,971)	(593,509)	(569,671)
Undistributed (accumulated) net realized gain (loss)
on investments and foreign currency transactions	264,697,827	536,184,543	441,594,109	31,941,641	(732,997)	(872,321)
Net unrealized appreciation (depreciation) on
investments and foreign currency translations	1,343,785,862	3,666,325,682	1,856,014,773	95,125,723	36,603,767	(6,018,157)

Net Assets	$2,523,377,249	$6,951,600,551	$4,524,587,988	$323,936,639	$146,234,407	$73,792,277

Retail Shares:
Net Assets	$1,804,303,648	$3,511,166,178	$2,601,372,306	$232,186,797	$71,467,948	$19,912,682
Shares Outstanding ($0.01 par value;
indefinite shares authorized)	29,637,713	51,446,148	85,744,505	13,558,467	4,226,212	1,788,631

Net Asset Value and Offering Price Per Share	$60.88	$68.25	$30.34	$17.12	$16.91	$11.13

Institutional Shares:
Net Assets	$719,073,601	$3,440,434,373	$1,923,215,682	$91,749,842	$74,766,459	$53,879,595
Shares Outstanding ($0.01 par value;
indefinite shares authorized)	11,563,216	49,657,707	62,273,419	5,257,907	4,371,544	4,816,554

Net Asset Value and Offering Price Per Share	$62.19	$69.28	$30.88	$17.45	$17.10	$11.19

*Investments in securities, at cost:
Unaffiliated investments	$1,170,262,477	$2,827,810,518	$2,537,781,318	$228,119,154	$109,549,192	$81,194,684
“Affiliated” investments	—	440,691,576	117,366,630	—	—	—

Total investments, at cost	$1,170,262,477	$3,268,502,094	$2,655,147,948	$228,119,154	$109,549,192	$81,194,684

†Foreign currency, at cost:	$—	$32	$—	$31	$—	$—

See Notes to Financial Statements.	27

Baron Funds	September 30, 2015

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

				Baron	Baron Fifth	Baron
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth	Discovery
	Fund	Fund	Cap Fund	Fund	Fund	Fund

Investment income:
Income:
Dividends — unaffiliated investments	$18,272,829	$63,381,302	$33,808,168	$992,063	$1,085,405	$321,817
Dividends — “Affiliated” investments	—	9,909,520	2,500,000	—	—	—
Securities lending income, net	847,292	59,357	—	70,482	42,169	6,674
Foreign taxes withheld on dividends	(193,155)	(508,187)	(104,250)	(11,727)	(13,396)	(1,891)

Total income	18,926,966	72,841,992	36,203,918	1,050,818	1,114,178	326,600

Expenses:
Investment advisory fees (Note 4)	27,798,211	79,128,631	52,796,280	3,891,116	1,240,423	862,559
Distribution fees — Retail Shares (Note 4)	5,087,394	10,160,449	7,845,890	709,669	173,655	54,848
Shareholder servicing agent fees and expenses — Retail Shares	475,835	428,260	357,825	115,365	36,301	20,685
Shareholder servicing agent fees and expenses — Institutional Shares	42,375	248,320	106,880	17,329	13,223	12,239
Reports to shareholders	480,900	1,403,800	1,214,300	137,885	13,773	12,366
Custodian and fund accounting fees	108,881	411,290	273,320	51,167	31,668	33,046
Registration and filing fees	102,740	169,045	144,879	50,665	43,600	50,831
Trustee fees and expenses	92,548	271,955	181,240	13,575	4,516	3,105
Professional fees	67,847	156,415	118,549	41,974	41,098	69,640
Insurance expense	37,156	110,078	73,743	5,722	1,551	715
Administration fees	26,456	26,481	26,487	26,470	26,489	26,472
Line of credit fees	23,431	66,423	44,105	3,133	1,197	846
Miscellaneous expenses	1,325	1,391	1,325	1,325	1,850	1,659

Total operating expenses	34,345,099	92,582,538	63,184,823	5,065,395	1,629,344	1,149,011
Interest expense on borrowings	—	12,234	—	3,485	—	—

Total expenses	34,345,099	92,594,772	63,184,823	5,068,880	1,629,344	1,149,011
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	—	—	(15,590)	(49,236)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	—	—	—	(95,806)

Net expenses	34,345,099	92,594,772	63,184,823	5,068,880	1,613,754	1,003,969

Net investment loss	(15,418,133)	(19,752,780)	(26,980,905)	(4,018,062)	(499,576)	(677,369)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments sold — unaffiliated investments	269,033,995	606,588,755	461,399,227	33,850,926	451,146	19,914
Net realized loss on investments sold — “affiliated” investments	—	(53,498,126)	(17,805,219)	—	—	—
Net realized loss on foreign
currency transactions	(1,659)	(256,683)	—	(3,141)	(9,302)	(734)
Net change in unrealized appreciation
(depreciation) of:
Investments — unaffiliated investments	(189,086,795)	(373,009,841)	(562,199,038)	(35,174,631)	(2,411,627)	(4,988,221)
Investments — “affiliated” investments	—	13,980,435	(24,122,583)	—	—	—
Foreign currency translations	3,934	389	—	39	(40)	—

Net gain (loss) on investments	79,949,475	193,804,929	(142,727,613)	(1,326,807)	(1,969,823)	(4,969,041)

Voluntary payment from Adviser (Note 4)	—	—	—	—	—	1,000

Net increase (decrease) in net assets resulting
from operations	$64,531,342	$174,052,149	$(169,708,518)	$(5,344,869)	$(2,469,399)	$(5,645,410)

28	See Notes to Financial Statements.

September 30, 2015	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund

	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2015	2014	2015	2014	2015	2014

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(15,418,133)	$(17,332,452)	$(19,752,780)	$13,492,185	$(26,980,905)	$1,919,227
Net realized gain	269,032,336	177,663,524	552,833,946	336,818,298	443,594,008	311,689,054
Net change in unrealized appreciation (depreciation)	(189,082,861)	181,632,245	(359,029,017)	49,007,519	(586,321,621)	48,840,291

Increase (decrease) in net assets resulting from operations	64,531,342	341,963,317	174,052,149	399,318,002	(169,708,518)	362,448,572

Distributions to shareholders from:
Net investment income — Institutional Shares	—	—	(1,106,922)	—	—	—
Net realized gain on investments — Retail Shares	(128,715,478)	(183,214,276)	(181,241,449)	(115,588,985)	(188,750,105)	(138,997,972)
Net realized gain on investments — Institutional Shares	(43,991,472)	(46,121,408)	(166,769,276)	(76,667,813)	(120,185,266)	(69,574,277)

Decrease in net assets from distributions to shareholders	(172,706,950)	(229,335,684)	(349,117,647)	(192,256,798)	(308,935,371)	(208,572,249)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	95,568,365	134,877,634	323,388,894	564,936,613	388,800,393	466,982,041
Proceeds from the sale of shares — Institutional Shares	167,463,089	232,326,449	641,512,146	1,383,261,836	441,758,244	612,992,165
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	126,050,435	179,798,184	173,865,929	111,771,521	185,786,199	136,928,058
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	42,720,232	44,171,266	158,276,268	71,443,752	111,027,005	63,830,849
Cost of shares redeemed — Retail Shares	(337,413,358)	(424,191,305)	(972,620,308)	(1,373,978,953)	(887,923,738)	(1,142,246,527)
Cost of shares redeemed — Institutional Shares	(153,130,275)	(119,611,299)	(968,393,517)	(814,745,770)	(486,436,595)	(443,968,703)

Increase (decrease) in net assets derived from capital
share transactions	(58,741,512)	47,370,929	(643,970,588)	(57,311,001)	(246,988,492)	(305,482,117)

Net increase (decrease) in net assets	(166,917,120)	159,998,562	(819,036,086)	149,750,203	(725,632,381)	(151,605,794)

Net Assets:
Beginning of year	2,690,294,369	2,530,295,807	7,770,636,637	7,620,886,434	5,250,220,369	5,401,826,163

End of year	$2,523,377,249	$2,690,294,369	$6,951,600,551	$7,770,636,637	$4,524,587,988	$5,250,220,369

Undistributed (accumulated) net investment income (loss) at end of year	$(13,908,558)	$(14,002,691)	$(14,924,327)	$9,650,508	$(17,259,610)	$8,399,655

Capital share transactions — Retail Shares
Shares sold	1,473,642	2,155,570	4,414,754	7,942,734	11,487,555	13,680,269
Shares issued in reinvestment of distributions	2,001,436	3,002,140	2,451,919	1,583,839	5,669,399	4,088,625
Shares redeemed	(5,219,116)	(6,761,301)	(13,268,194)	(19,314,699)	(26,221,732)	(33,420,807)

Net decrease	(1,744,038)	(1,603,591)	(6,401,521)	(9,788,126)	(9,064,778)	(15,651,913)

Capital share transactions — Institutional Shares
Shares sold	2,560,141	3,646,344	8,685,829	19,222,974	12,842,647	17,707,594
Shares issued in reinvestment of distributions	665,528	726,382	2,201,929	1,002,298	3,335,146	1,882,916
Shares redeemed	(2,296,846)	(1,874,586)	(13,025,855)	(11,373,462)	(14,129,055)	(12,850,030)

Net increase (decrease)	928,823	2,498,140	(2,138,097)	8,851,810	2,048,738	6,740,480

See Notes to Financial Statements.	29

Baron Funds	September 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Opportunity Fund		Baron Fifth Avenue Growth Fund		Baron Discovery Fund

	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2015	2014	2015	2014	2015	2014

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(4,018,062)	$(5,675,727)	$(499,576)	$(192,793)	$(677,369)	$(192,253)
Net realized gain (loss)	33,847,785	30,291,894	441,844	1,049,118	19,180	(1,011,942)
Net change in unrealized appreciation (depreciation)	(35,174,592)	(12,775,589)	(2,411,667)	12,852,276	(4,988,221)	(1,029,936)
Voluntary payment from Adviser	—	140,762	—	—	1,000	—

Increase (decrease) in net assets resulting from operations	(5,344,869)	11,981,340	(2,469,399)	13,708,601	(5,645,410)	(2,234,131)

Distributions to shareholders from:
Net investment income — Institutional Shares	—	—	(79,146)	—	—	—
Net realized gain on investments — Retail Shares	(17,591,512)	(22,565,145)	—	—	—	—
Net realized gain on investments — Institutional Shares	(5,979,441)	(6,207,861)	—	—	—	—

Decrease in net assets from distributions to shareholders	(23,570,953)	(28,773,006)	(79,146)	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	24,450,321	72,205,415	30,130,384	12,422,621	15,598,029	27,253,657
Proceeds from the sale of shares — Institutional Shares	16,424,967	37,338,359	27,061,247	18,375,636	22,894,906	51,316,916
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	17,114,214	22,168,599	—	—	—	—
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	5,342,650	5,394,387	76,309	—	—	—
Cost of shares redeemed — Retail Shares	(119,028,608)	(109,857,469)	(10,542,794)	(14,496,745)	(10,521,215)	(10,674,047)
Cost of shares redeemed — Institutional Shares	(32,006,588)	(31,147,829)	(7,166,092)	(2,360,527)	(13,864,646)	(331,782)

Increase (decrease) in net assets derived from capital
share transactions	(87,703,044)	(3,898,538)	39,559,054	13,940,985	14,107,074	67,564,744

Net increase (decrease) in net assets	(116,618,866)	(20,690,204)	37,010,509	27,649,586	8,461,664	65,330,613

Net Assets:
Beginning of year	440,555,505	461,245,709	109,223,898	81,574,312	65,330,613	—

End of year	$323,936,639	$440,555,505	$146,234,407	$109,223,898	$73,792,277	$65,330,613
End of year
Accumulated net investment loss at end of year	$(3,223,971)	$(258,478)	$(593,509)	$(188,877)	$(569,671)	$(171,944)

Capital share transactions — Retail Shares
Shares sold	1,309,126	3,740,884	1,659,301	764,838	1,164,596	2,287,767
Shares issued in reinvestment of distributions	958,779	1,191,220	—	—	—	—
Shares redeemed	(6,511,280)	(5,817,406)	(595,045)	(914,422)	(798,545)	(865,187)

Net increase (decrease)	(4,243,375)	(885,302)	1,064,256	(149,584)	366,051	1,422,580

Capital share transactions — Institutional Shares
Shares sold	872,035	1,919,468	1,469,358	1,110,731	1,737,309	4,187,992
Shares issued in reinvestment of distributions	294,523	286,174	4,309	—	—	—
Shares redeemed	(1,696,533)	(1,618,130)	(395,923)	(145,591)	(1,081,594)	(27,153)

Net increase (decrease)	(529,975)	587,512	1,077,744	965,140	655,715	4,160,839

30	See Notes to Financial Statements.

September 30, 2015	Baron Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987, and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Trust currently offers six series (individually, a “Fund” and collectively, the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

The investment goals of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Opportunity Fund seeks capital appreciation through investments primarily in growth companies that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in securities of large-sized growth companies.

Baron Discovery Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives, and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Money market instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their net asset value each day.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses an outside pricing service that utilizes a systematic methodology to provide the Adviser with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may

Baron Funds	September 30, 2015

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending. The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

At September 30, 2015, Baron Discovery Fund had securities on loan with values of $1,382,150 and received $1,365,000 of cash collateral, which was subsequently invested in short term investments.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g) Restricted Securities. The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies and wash sale losses deferred.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2015 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$368,934,871	$650,609,752
Baron Growth Fund	539,950,913	1,426,490,177
Baron Small Cap Fund	757,470,420	1,416,363,258
Baron Opportunity Fund	161,990,733	298,915,043
Baron Fifth Avenue Growth Fund	56,350,555	19,195,416
Baron Discovery Fund	105,681,732	90,878,608

September 30, 2015	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Discovery Fund equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser receives a fee payable monthly from Baron Fifth Avenue Growth Fund equal to 0.90% per annum for daily net assets under $1 billion, 0.85% per annum for daily net assets greater than $1 billion but less than $2 billion and 0.80% per annum for daily net assets greater than $2 billion. For Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund, the Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) to 1.50%, 1.30% and 1.35% of average daily net assets of the Retail Shares, and 1.25%, 1.05% and 1.10% of average daily net assets of the Institutional Shares, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Voluntary Payment. In January 2015, the Adviser made a voluntary payment to Baron Discovery Fund in the amount of $1,000 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by less than 0.01%. In January 2014, the Adviser made a voluntary payment to Baron Opportunity Fund in the amount of $140,762 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by 0.03%.

5. LINE OF CREDIT

The Funds, together with other funds in Baron Select Funds Trust (except Baron Partners Fund), participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the 1940 Act, the limitations included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund is subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100 million. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Federal Funds Rate or the Overnight LIBOR Rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.15% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating Funds based on their relative net assets.

During the year ended September 30, 2015, Baron Growth Fund and Baron Opportunity Fund had borrowings under the line of credit and incurred interest expense of $12,234 and $3,485, respectively. For the 38 days during which there were borrowings, Baron Growth Fund had an average daily balance on the line of credit of $10.0 million at a weighted average interest rate of 1.18%. For the 27 days during which there were borrowings, Baron Opportunity Fund had an average daily balance on the line of credit of $4.1 million at a weighted average interest rate of 1.14%. At September 30, 2015, Baron Growth had an outstanding loan balance in the amount of $500,000.

6. RESTRICTED SECURITIES

At September 30, 2015, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At September 30, 2015, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Asset Fund
	Acquisition
Name of Issuer	Date(s)	Value
Common Stocks
TerraForm Global, Inc.	8/5/2015	$5,133,331
Private Equity Investments
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	5,997,789
Total Restricted Securities:
(Cost $12,500,000)† (0.44% of Net Assets)		$11,131,120

	Baron Growth Fund
	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Windy City Investments Holdings, L.L.C.
(Cost $0) (0.03% of Net Assets)	11/13/2007-1/27/2011	$2,018,898

† See Statements of Net Assets for cost of individual securities.

Baron Funds	September 30, 2015

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron Opportunity Fund

	Acquisition
Name of Issuer	Date(s)	Value
Common Stocks
TerraForm Global, Inc.
(Cost $4,500,000) (0.60% of Net Assets)	6/9/2015	$1,945,260

	Baron Fifth Avenue Growth Fund

	Acquisition
Name of Issuer	Date(s)	Value
Common Stocks
TerraForm Global, Inc.
(Cost $3,100,000) (0.92% of Net Assets)	6/9/2015	$1,340,065

	Baron Discovery Fund

	Acquisition
Name of Issuer	Date(s)	Value
Warrants
Barfresh Food Group, Inc., Warrants, Exp 3/13/2020
(Cost $0) (0.07% of Net Assets)	2/23/2015	$48,000

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•
Level 2 – prices determined using other inputs that are observable either directly or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•
Level 3 – prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

September 30, 2015	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a summary of the inputs used as of September 30, 2015 in valuing the Funds’ investments carried at fair value:

	Baron Asset Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$2,430,868,621	$5,133,331	$—	$2,436,001,952
Private Equity Investments	—	—	5,997,789	5,997,789
Short Term Investments	—	72,048,598	—	72,048,598

Total Investments	$2,430,868,621	$77,181,929	$5,997,789	$2,514,048,339

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2015. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2015.

	Baron Growth Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$6,922,787,287	$—	$—	$6,922,787,287
Preferred Stocks	—	10,021,645	—	10,021,645
Private Equity Investments	—	—	2,018,898	2,018,898

Total Investments	$6,922,787,287	$10,021,645	$2,018,898	$6,934,827,830

$10,021,645 was transferred out of Level 1 into Level 2 at September 30, 2015 as a result of using a broker quoted price instead of last sale. It is the Fund’s policy to recognize transfers in and transfers out at fair value as of the end of the period.

	Baron Small Cap Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$4,372,264,430	$—	$—	$4,372,264,430
Short Term Investments	—	138,898,291	—	138,898,291

Total Investments	$4,372,264,430	$138,898,291	$—	$4,511,162,721

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2015. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2015.

	Baron Opportunity Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$300,143,034	$6,579,957	$—	$306,722,991
Short Term Investments	—	16,521,893	—	16,521,893

Total Investments	$300,143,034	$23,101,850	$—	$323,244,884

$4,634,697 was transferred out of Level 1 into Level 2 at September 30, 2015 as a result of adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

Baron Funds	September 30, 2015

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Fifth Avenue Growth Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$136,917,196	$4,404,312	$—	$141,321,508
Short Term Investments	—	4,831,534	—	4,831,534

Total Investments	$136,917,196	$9,235,846	$—	$146,153,042

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2015. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2015.

	Baron Discovery Fund

	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$68,376,077	$2,799,763	$—	$71,175,840
Warrants	—	48,000	—	48,000
Short Term Investments†	—	3,952,687	—	3,952,687

Total Investments	$68,376,077	$6,800,450	$—	$75,176,527

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2015. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2015.
___________________
† See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Asset Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation		Sales/	Into	Out of	September 30,	September 30,
Securities	2014	Discounts	(Loss)	(Depreciation)	Purchases	Distributions	Level 3	Level 3	2015	2015
Private Equity Investments
Financials	$42,901,834	$—	$2,008,495	$(2,322,141)	$—	$(36,590,399)	$—	$—	$5,997,789	$(2,322,141)

Total	$42,901,834	$—	$2,008,495	$(2,322,141)	$—	$(36,590,399)	$—	$—	$5,997,789	$(2,322,141)

	Baron Growth Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation		Sales/	Into	Out of	September 30,	September 30,
Securities	2014	Discounts	(Loss)	(Depreciation)	Purchases	Distributions	Level 3	Level 3	2015	2015
Private Equity Investments
Financials	$14,441,055	$—	$3,685,584	$(3,791,159)	$—	$(12,316,582)	$—	$—	$2,018,898	$(3,791,159)

Total	$14,441,055	$—	$3,685,584	$(3,791,159)	$—	$(12,316,582)	$—	$—	$2,018,898	$(3,791,159)

September 30, 2015	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended September 30, 2015, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

		Undistributed
	Accumulated Net	(Accumulated) Net	Paid-In
Fund	Investment Loss	Realized Gain (Loss)	Capital
Baron Asset Fund	$15,512,266	$1,326,484	$(16,838,750)
Baron Growth Fund	(3,715,133)	7,877,553	(4,162,420)
Baron Small Cap Fund	1,321,640	4,167,178	(5,488,818)
Baron Opportunity Fund	1,052,569	3,141	(1,055,710)
Baron Fifth Avenue Growth Fund	174,090	57,796	(231,886)
Baron Discovery Fund	279,642	136,645	(416,287)

As of September 30, 2015, the components of net assets on a tax basis were as follows:
			Baron	Baron	Baron Fifth	Baron
	Baron Asset	Baron Growth	Small Cap	Opportunity	Avenue Growth	Discovery
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,169,642,144	$3,273,586,015	$2,648,504,306	$228,734,092	$110,218,015	$81,872,976

Gross tax unrealized appreciation	1,380,400,499	3,766,996,162	2,051,581,113	103,252,709	46,383,632	4,785,179
Gross tax unrealized depreciation	(35,994,304)	(105,754,347)	(188,922,698)	(8,741,917)	(10,448,605)	(11,481,628)

Net tax unrealized appreciation (depreciation)	1,344,406,195	3,661,241,815	1,862,658,415	94,510,792	35,935,027	(6,696,449)
Net tax unrealized currency depreciation	—	(54)	—	(7)	(83)	—
Undistributed net realized gain	264,766,599	543,827,790	442,968,939	32,556,579	—	—
Qualified late year loss deferral	(14,597,663)	(17,483,653)	(25,278,082)	(3,223,971)	(616,938)	(639,454)
Capital loss carryforwards	—	—	—	—	(40,745)	(124,246)
Paid-in capital	928,802,118	2,764,014,653	2,244,238,716	200,093,246	110,957,146	81,252,426

Net Assets	$2,523,377,249	$6,951,600,551	$4,524,587,988	$323,936,639	$146,234,407	$73,792,277

As of September 30, 2015, the Funds had capital loss carryforwards expiring as follows:
			Baron	Baron	Baron Fifth	Baron
	Baron Asset	Baron Growth	Small Cap	Opportunity	Avenue Growth	Discovery
	Fund	Fund	Fund	Fund	Fund	Fund
Short term capital loss carryforwards:
September 30, 2018	$—	$—	$—	$—	$40,745	$—
No expiration date	—	—	—	—	—	124,246

	$—	$—	$—	$—	$40,745	$124,246

Capital loss carryforward utilized during the
year ended September 30, 2015	$—	$—	$—	$—	$1,161,500	$—

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014 was as follows:
	Year Ended September 30, 2015		Year Ended September 30, 2014

Fund	Ordinary Income[1]	Long-Term Capital Gain	Ordinary Income[1]	Long-Term Capital Gain
Baron Asset Fund	$—	$172,706,950	$—	$229,335,684
Baron Growth Fund	1,103,459	348,014,188	14,691,238	177,565,560
Baron Small Cap Fund	—	308,935,371	—	208,572,249
Baron Opportunity Fund	—	23,570,953	14,059,154	14,713,852
Baron Fifth Avenue Growth Fund	79,146	—	—	—
Baron Discovery Fund	—	—	—	—
________________
1 For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At September 30, 2015, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

Baron Funds	September 30, 2015

NOTES TO FINANCIAL STATEMENTS (Continued)

9. OWNERSHIP CONCENTRATION

As of September 30, 2015, the officers, trustees, and portfolio managers owned, directly or indirectly, 15.38% of Baron Fifth Avenue Growth Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Fifth Avenue Growth Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON GROWTH FUND
Name of Issuer	Value at September 30, 2014	Purchase Cost	Sales Proceeds	Net Change in Unrealized Appreciation (Depreciation)	Realized Gains/(Losses)	Dividend Income	Shares Held at September 30, 2015	Value at September 30, 2015
“Affiliated” Company as of September 30, 2015:
AO World plc (United Kingdom)	$47,011,734	$62,414,488	$21,995,138	$(7,318,737)	$(16,425,595)	$—	25,000,000	$63,686,752
Benefitfocus, Inc.	33,970,397	29,406,203	—	9,260,088	—	—	2,324,374	72,636,688
Choice Hotels International, Inc.	156,390,000	—	—	(13,082,625)	—	2,902,238	3,007,500	143,307,375
Iridium Communications, Inc.	66,316,917	—	—	(20,232,279)	—	—	7,493,437	46,084,638
Iridium Communications, Inc.,
Series B, 6.75%	13,989,394	—	—	(3,967,749)	—	693,124	41,074	10,021,645
Primerica, Inc.	130,194,000	—	—	(8,505,000)	—	1,620,000	2,700,000	121,689,000
Vail Resorts, Inc.	179,142,048	—	—	37,001,216	—	4,284,460	2,064,800	216,143,264

	$627,014,490	$91,820,691	$21,995,138	$(6,845,086)	$(16,425,595)	$9,499,822		$673,569,362

No Longer an “Affiliated” Company as of September 30, 2015:
Badger Daylighting Ltd.	$52,975,579	$9,946,996	$48,127,115	$21,744,253	$(36,539,713)	$409,698	—	$—
Trex Company, Inc.	57,731,900	—	6,285,350	(918,732)	(532,818)	—	1,500,000	49,995,000

	$110,707,479	$9,946,996	$54,412,465	$20,825,521	$(37,072,531)	$409,698		$49,995,000

BARON SMALL CAP FUND
Name of Issuer	Value at September 30, 2014	Purchase Cost	Sales Proceeds	Net Change in Unrealized Appreciation (Depreciation)	Realized Gains/(Losses)	Dividend Income	Shares Held at September 30, 2015	Value at September 30, 2015
“Affiliated” Company as of September 30, 2015:
The Chefs’ Warehouse, Inc.	$32,520,000	$1,476,738	$1,437,915	$(4,131,106)	$(107,717)	$—	2,000,000	$28,320,000
Del Frisco’s Restaurant Group, Inc.	42,108,000	949,689	3,495,801	(9,904,470)	(1,877,418)	—	2,000,000	27,780,000
Globe Specialty Metals, Inc.	72,760,000	18,613,773	13,598,217	(23,145,247)	(7,479,507)	1,420,000	3,887,123	47,150,802

	$147,388,000	$21,040,200	$18,531,933	$(37,180,823)	$(9,464,642)	$1,420,000		$103,250,802

No Longer an “Affiliated” Company as of September 30, 2015:
The KEYW Holding Corp.	$21,586,500	$—	$9,525,407	$(4,533,976)	$(1,377,117)	$—	1,000,000	$6,150,000
PBF Logistics LP	20,256,000	—	—	(6,472,000)	—	1,080,000	800,000	13,784,000
Rally Software Development Corp.	27,623,000	—	44,723,756	24,064,216	(6,963,460)	—	—	—

	$69,465,500	$—	$54,249,163	$13,058,240	$(8,340,577)	$1,080,000		$19,934,000

[1] An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2015.

11. DISCLOSURES REGARDING OFFSETTING ASSETS AND LIABILITIES

In December 2011, FASB issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. This ASU requires an entity to disclose both gross and net information for derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU is effective for reporting periods beginning on or after January 1, 2013. The information required to be disclosed by the ASU for the Funds’ investments in repurchase agreements at September 30, 2015, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets. The information required to be disclosed by the ASU for the Funds’ securities lending agreement at September 30, 2015, including the market value of securities on loan and the amount of collateral, can be found in each respective Fund’s Statement of Assets and Liabilities. The Funds did not hold derivatives or participate in securities borrowing activities at September 30, 2015.

12. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, FASB issued “ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods beginning after March 15, 2015. The Adviser is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

September 30, 2015	Baron Funds

FINANCIAL HIGHLIGHTS

BARON ASSET FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended September 30,

	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$63.75	$61.37	$52.03	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08	$56.52

Income (loss) from investment operations:
Net investment loss	(0.41)[1]	(0.44)[1]	(0.34)[1]	(0.14)[1]	(0.23)[1]	(0.28)[1]	(0.20)[1]	(0.29)[1]	(0.10)[1]	(0.27)
Net realized and unrealized gain (loss) on investments	1.71	8.42	13.44	10.94	0.73	5.93	(5.68)	(12.08)	11.27	6.64

Total from investment operations	1.30	7.98	13.10	10.80	0.50	5.65	(5.88)	(12.37)	11.17	6.37

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(4.17)	(5.60)	(3.76)	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)	(2.81)

Total distributions	(4.17)	(5.60)	(3.76)	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)	(2.81)

Net asset value, end of year	$60.88	$63.75	$61.37	$52.03	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08

Total return	1.81%	13.59%	27.17%	24.65%	0.85%	12.95%	(9.88)%	(19.14)%	19.56%	11.54%

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,804.3	$2,000.5	$2,024.2	$1,845.6	$1,924.9	$2,424.2	$2,652.6	$3,311.8	$4,468.0	$3,365.6

Ratio of operating expenses to average net assets	1.31%	1.31%	1.32%	1.33%	1.33%	1.32%	1.36%[2]	1.33%[2]	1.34%[2]	1.33%

Ratio of net investment loss to average net assets	(0.62)%	(0.70)%	(0.62)%	(0.28)%	(0.41)%	(0.61)%	(0.54)%	(0.49)%	(0.17)%	(0.49)%

Portfolio turnover rate	13.53%	11.26%	12.04%	13.11%	23.89%	13.04%	14.67%	16.02%	13.39%	21.87%

INSTITUTIONAL SHARES	Year Ended September 30,

	2015	2014	2013	2012	2011	2010	2009[3]
Net asset value, beginning of year	$64.87	$62.20	$52.55	$49.30	$49.43	$43.65	$37.38

Income (loss) from investment operations:
Net investment income (loss)	(0.24)[1]	(0.28)[1]	(0.21)[1]	0.01 [1]	(0.10)[1]	(0.15)[1]	(0.05)[1]
Net realized and unrealized gain on investments	1.73	8.55	13.62	11.01	0.74	5.93	6.32

Total from investment operations	1.49	8.27	13.41	11.02	0.64	5.78	6.27

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(4.17)	(5.60)	(3.76)	(7.77)	(0.77)	0.00	0.00

Total distributions	(4.17)	(5.60)	(3.76)	(7.77)	(0.77)	0.00	0.00

Net asset value, end of year	$62.19	$64.87	$62.20	$52.55	$49.30	$49.43	$43.65

Total return	2.09%	13.90%	27.51%	24.99%	1.14%	13.24%	16.77%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$719.1	$689.8	$506.1	$386.7	$288.9	$242.8	$82.3

Ratio of operating expenses to average net assets	1.04%	1.04%	1.05%	1.06%	1.06%	1.06%	1.16%[5]

Ratio of net investment income (loss) to average net assets	(0.36)%	(0.43)%	(0.38)%	0.02%	(0.18)%	(0.33)%	(0.39)%[5]

Portfolio turnover rate	13.53%	11.26%	12.04%	13.11%	23.89%	13.04%	14.67%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	39

Baron Funds	September 30, 2015

FINANCIAL HIGHLIGHTS (Continued)

BARON GROWTH FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended September 30,

	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$70.46	$68.67	$58.19	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23	$45.96

Income (loss) from investment operations:
Net investment income (loss)	(0.27)[1]	0.06 [1]	(0.12)[1]	0.20 [1]	(0.29)[1]	(0.34)[1]	(0.18)[1]	(0.28)[1]	(0.25)[1]	(0.29)
Net realized and unrealized gain (loss) on investments	1.28	3.45	16.37	12.64	2.10	5.71	(2.47)	(10.07)	10.11	3.61

Total from investment operations	1.01	3.51	16.25	12.84	1.81	5.37	(2.65)	(10.35)	9.86	3.32

Less distributions to shareholders from:
Net investment income	0.00	(0.03)	(0.18)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(3.22)	(1.69)	(5.59)	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)	(2.05)

Total distributions	(3.22)	(1.72)	(5.77)	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)	(2.05)

Net asset value, end of year	$68.25	$70.46	$68.67	$58.19	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23

Total return	1.27%	5.11%	30.76%	28.12%	4.08%	13.77%	(6.34)%	(19.78)%	21.41%	7.36%

Ratios/Supplemental data:
Net assets (in millions), end of year	$3,511.2	$4,076.1	$4,644.2	$4,073.5	$4,110.8	$4,842.8	$5,034.5	$5,615.0	$7,075.9	$5,315.8

Ratio of operating expenses to average net assets	1.29%[4]	1.29%[4]	1.30%	1.32%	1.32%	1.32%	1.35%[2]	1.32%[2]	1.31%[2]	1.31%

Ratio of net investment income (loss) to average net assets	(0.37)%	0.08%	(0.20)%	0.38%	(0.56)%	(0.80)%	(0.56)%	(0.59)%	(0.49)%	(0.61)%

Portfolio turnover rate	6.95%	13.15%	9.63%	13.70%	13.51%	16.12%	26.65%	25.97%	21.37%	21.27%

INSTITUTIONAL SHARES	Year Ended September 30,

	2015	2014	2013	2012	2011	2010	2009[3]
Net asset value, beginning of year	$71.33	$69.32	$58.70	$46.46	$44.52	$39.03	$33.71

Income (loss) from investment operations:
Net investment income (loss)	(0.09)[1]	0.20 [1]	0.02 [1]	0.45 [1]	(0.17)[1]	(0.22)[1]	(0.04)[1]
Net realized and unrealized gain on investments	1.28	3.53	16.52	12.62	2.11	5.71	5.36

Total from investment operations	1.19	3.73	16.54	13.07	1.94	5.49	5.32

Less distributions to shareholders from:
Net investment income	(0.02)	(0.03)	(0.33)	0.00	0.00	0.00	0.00
Net realized gain on investments	(3.22)	(1.69)	(5.59)	(0.83)	0.00	0.00	0.00

Total distributions	(3.24)	(1.72)	(5.92)	(0.83)	0.00	0.00	0.00

Net asset value, end of year	$69.28	$71.33	$69.32	$58.70	$46.46	$44.52	$39.03

Total return	1.51%	5.39%	31.10%	28.45%	4.36%	14.07%	15.78%[5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$3,440.4	$3,694.5	$2,976.7	$1,747.3	$1,261.8	$728.9	$238.7

Ratio of operating expenses to average net assets	1.04%[4]	1.04%[4]	1.05%	1.06%	1.06%	1.06%	1.13%[6]

Ratio of net investment income (loss) to average net assets	(0.12)%	0.28%	0.04%	0.83%	(0.33)%	(0.53)%	(0.29)%[6]

Portfolio turnover rate	6.95%	13.15%	9.63%	13.70%	13.51%	16.12%	26.65%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[4]	Interest expense rounds to less than 0.01%.
[5]	Not Annualized.
[6]	Annualized.

40	See Notes to Financial Statements.

September 30, 2015	Baron Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON SMALL CAP FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended September 30,

	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$33.68	$32.83	$26.14	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59	$23.08

Income (loss) from investment operations:
Net investment loss	(0.21)[1]	(0.01)[1]	(0.12)[1]	(0.19)[1]	(0.15)[1]	(0.06)[1]	(0.13)[1]	(0.09)[1]	(0.02)[1]	(0.18)
Net realized and unrealized gain (loss) on investments	(1.10)	2.14	7.61	5.96	0.09 [2]	3.00	(0.61)	(5.01)	4.96	1.43

Total from investment operations	(1.31)	2.13	7.49	5.77	(0.06)	2.94	(0.74)	(5.10)	4.94	1.25

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(2.03)	(1.28)	(0.80)	(0.47)	0.00	0.00	(0.00)[3]	(1.67)	(3.06)	(0.74)

Total distributions	(2.03)	(1.28)	(0.80)	(0.47)	0.00	0.00	(0.00)	(1.67)	(3.06)	(0.74)

Net asset value, end of year	$30.34	$33.68	$32.83	$26.14	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59

Total return	(4.32)%	6.52%	29.51%	28.09%	(0.29)%	16.37%	(3.95)%	(21.44)%	22.54%	5.52%

Ratios/Supplemental data:
Net assets (in millions), end of year	$2,601.4	$3,192.8	$3,626.1	$3,081.8	$2,842.0	$3,032.0	$2,719.4	$2,871.6	$3,522.4	$2,921.7

Ratio of operating expenses to average net assets	1.30%	1.30%	1.31%	1.31%	1.31%	1.31%	1.34%[4]	1.32%[4]	1.31%[4]	1.33%

Ratio of net investment loss to average net assets	(0.61)%	(0.04)%	(0.42)%	(0.76)%	(0.63)%	(0.30)%	(0.86)%	(0.42)%	(0.09)%	(0.73)%

Portfolio turnover rate	14.66%	16.41%	20.35%	28.02%	32.81%	27.22%	35.83%	41.52%	36.51%	39.99%

INSTITUTIONAL SHARES	Year Ended September 30,

	2015	2014	2013`	2012	2011	2010	2009[5]
Net asset value, beginning of year	$34.16	$33.20	$26.36	$20.96	$20.97	$17.97	$15.52

Income (loss) from investment operations:
Net investment income (loss)	(0.13)[1]	0.06 [1]	(0.05)[1]	(0.13)[1]	(0.10)[1]	(0.03)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments	(1.12)	2.18	7.69	6.00	0.09 [2]	3.03	2.49

Total from investment operations	(1.25)	2.24	7.64	5.87	(0.01)	3.00	2.45

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(2.03)	(1.28)	(0.80)	(0.47)	0.00	0.00	0.00

Total distributions	(2.03)	(1.28)	(0.80)	(0.47)	0.00	0.00	0.00

Net asset value, end of year	$30.88	$34.16	$33.20	$26.36	$20.96	$20.97	$17.97

Total return	(4.08)%	6.79%	29.85%	28.41%	(0.05)%	16.69%	15.79%[6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,923.2	$2,057.4	$1,775.7	$1,111.0	$518.6	$261.1	$89.4

Ratio of operating expenses to average net assets	1.04%	1.04%	1.05%	1.05%	1.06%	1.06%	1.16%[7]

Ratio of net investment income (loss) to average net assets	(0.37)%	0.18%	(0.16)%	(0.53)%	(0.42)%	(0.15)%	(0.75)%[7]

Portfolio turnover rate	14.66%	16.41%	20.35%	28.02%	32.81%	27.22%	35.83%

[1]	Based on average shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
[3]	Less than $0.01 per share.
[4]	Benefit of expense reduction rounds to less than 0.01%.
[5]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[6]	Not Annualized.
[7]	Annualized.

See Notes to Financial Statements.	41

Baron Funds	September 30, 2015

FINANCIAL HIGHLIGHTS (Continued)

BARON OPPORTUNITY FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended September 30,

	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$18.61	$19.26	$15.61	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05	$9.16

Income (loss) from investment operations:
Net investment loss	(0.21)[1]	(0.24)[1]	(0.17)[1]	(0.17)[1]	(0.16)[1]	(0.13)[1]	(0.08)[1]	(0.09)[1]	(0.07)[1]	(0.03)
Net realized and unrealized gain (loss) on investments	(0.25)	0.79	4.06	2.95	0.23	2.28	0.79	(3.02)	3.03	0.92

Total from investment operations	(0.46)	0.55	3.89	2.78	0.07	2.15	0.71	(3.11)	2.96	0.89

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.03)	(1.20)	(0.24)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	(1.03)	(1.20)	(0.24)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00	0.00	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of year	$17.12	$18.61	$19.26	$15.61	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05

Total return	(2.70)%	2.87%[5]	25.39%	21.67%	0.55%	20.26%	7.17%	(23.90)%	29.45%[3]	9.72%

Ratios/Supplemental data:
Net assets (in millions), end of year	$232.2	$331.2	$359.9	$332.4	$240.4	$214.4	$142.7	$154.4	$198.0	$145.4

Ratio of operating expenses to average net assets	1.38%[7]	1.35%	1.37%	1.39%	1.41%	1.44%	1.50%	1.42%	1.43%	1.45%
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%[4]	0.00%[4]	(0.01)%	0.00%

Ratio of net operating expenses to average net assets	1.38%	1.35%	1.37%	1.39%	1.41%	1.44%	1.50%	1.42%	1.42%	1.45%

Ratio of net investment loss to average net assets	(1.10)%	(1.24)%	(1.02)%	(1.16)%	(1.11)%	(1.08)%	(1.00)%	(0.79)%	(0.61)%	(0.26)%

Portfolio turnover rate	41.87%	63.40%	70.44%	88.56%	65.43%	76.44%	68.09%	61.44%	46.20%	67.25%

INSTITUTIONAL SHARES	Year Ended September 30,

	2015	2014	2013	2012	2011	2010	2009[6]
Net asset value, beginning of year	$18.89	$19.49	$15.75	$12.91	$12.80	$10.62	$8.88

Income (loss) from investment operations:
Net investment loss	(0.16)[1]	(0.19)[1]	(0.13)[1]	(0.13)[1]	(0.12)[1]	(0.10)[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	(0.25)	0.79	4.11	2.97	0.23	2.28	1.76

Total from investment operations	(0.41)	0.60	3.98	2.84	0.11	2.18	1.74

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.03)	(1.20)	(0.24)	0.00	0.00	0.00	0.00

Total distributions	(1.03)	(1.20)	(0.24)	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00	0.00	0.00	0.00 [2]	0.00

Net asset value, end of year	$17.45	$18.89	$19.49	$15.75	$12.91	$12.80	$10.62

Total return	(2.38)%	3.10%[5]	25.74%	22.00%	0.86%	20.53%	19.59%[3,8]

Ratios/Supplemental data:
Net assets (in millions), end of year	$91.7	$109.4	$101.3	$62.5	$35.5	$25.5	$10.9

Ratio of operating expenses to average net assets	1.10%[7]	1.08%	1.11%	1.13%	1.14%	1.18%	1.37%[9]
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.12)%[9]

Ratio of net operating expenses to average net assets	1.10%	1.08%	1.11%	1.13%	1.14%	1.18%	1.25%[9]

Ratio of net investment loss to average net assets	(0.84)%	(0.97)%	(0.79)%	(0.90)%	(0.84)%	(0.83)%	(0.74)%[9]

Portfolio turnover rate	41.87%	63.40%	70.44%	88.56%	65.43%	76.44%	68.09%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Benefit of expense reduction rounds to less than 0.01%.
[5]	The Adviser made a voluntary payment to the Fund in the amount of $140,762 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by 0.03%.
[6]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[7]	Interest expense rounds to less than 0.01%.
[8]	Not Annualized.
[9]	Annualized.

42	See Notes to Financial Statements.

September 30, 2015	Baron Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON FIFTH AVENUE GROWTH FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended September 30,

	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$16.83	$14.42	$11.83	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22	$11.56

Income (loss) from investment operations:
Net investment income (loss)	(0.09)[1]	(0.05)[1]	0.02 [1]	(0.03)[1]	(0.06)[1]	(0.03)[1]	0.03 [1]	0.00 [1,2]	(0.01)[1]	(0.02)
Net realized and unrealized gain (loss) on investments	0.17 [8]	2.46	2.57	2.88	(0.17)	0.66	(1.03)	(2.62)	1.91	0.68

Total from investment operations	0.08	2.41	2.59	2.85	(0.23)	0.63	(1.00)	(2.62)	1.90	0.66

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.02)	(0.01)	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	(0.77)	(1.12)	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	(0.02)	(0.78)	(1.12)	0.00	0.00

Net asset value, end of year	$16.91	$16.83	$14.42	$11.83	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22

Total return	0.48%[3]	16.71%[3]	21.89%[3]	31.74%[3]	(2.50)%[3]	7.38%[3]	(7.75)%[3]	(19.96)%[3]	15.55%	5.71%

Ratios/Supplemental data:
Net assets (in millions), end of year	$71.5	$53.2	$47.8	$34.8	$23.4	$29.0	$32.8	$58.2	$110.2	$123.3

Ratio of operating expenses to average net assets	1.32%	1.37%	1.47%	1.55%	1.59%	1.62%	1.69%	1.47%	1.36%	1.39%
Less: Reimbursement of expenses by Adviser and/or offsets	(0.02)%	(0.07)%	(0.17)%	(0.25)%	(0.29)%	(0.25)%	(0.29)%	(0.07)%	0.00%[4]	0.00%

Ratio of net operating expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.30%	1.37%	1.40%	1.40%	1.36%	1.39%

Ratio of net investment income (loss) to average net assets	(0.49)%	(0.29)%	0.14%	(0.30)%	(0.55)%	(0.32)%	0.40%	(0.01)%	(0.08)%	(0.16)%

Portfolio turnover rate	14.54%	16.84%	22.91%	79.07%	75.36%	57.67%	39.61%	39.59%	28.75%	105.77%

INSTITUTIONAL SHARES	Year Ended September 30,

	2015	2014	2013	2012	2011	2010	2009[5]
Net asset value, beginning of year	$17.00	$14.53	$11.89	$9.00	$9.21	$8.61	$7.54

Income (loss) from investment operations:
Net investment income (loss)	(0.04)[1]	(0.01)[1]	0.05 [1]	(0.01)[1]	(0.03)[1]	(0.01)[1]	0.02 [1]
Net realized and unrealized gain (loss) on investments	0.16 [8]	2.48	2.59	2.90	(0.18)	0.66	1.05

Total from investment operations	0.12	2.47	2.64	2.89	(0.21)	0.65	1.07

Less distributions to shareholders from:
Net investment income	(0.02)	0.00	0.00	0.00	0.00	(0.05)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.02)	0.00	0.00	0.00	0.00	(0.05)	0.00

Net asset value, end of year	$17.10	$17.00	$14.53	$11.89	$9.00	$9.21	$8.61

Total return	0.72%	17.00%[3]	22.20%[3]	32.11%[3]	(2.28)%[3]	7.59%[3]	14.19%[3,6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$74.7	$56.0	$33.8	$18.9	$10.2	$10.4	$9.5

Ratio of operating expenses to average net assets	1.04%	1.08%	1.18%	1.26%	1.31%	1.35%	1.61%[7]
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	(0.03)%	(0.13)%	(0.21)%	(0.26)%	(0.24)%	(0.46)%[7]

Ratio of net operating expenses to average net assets	1.04%	1.05%	1.05%	1.05%	1.05%	1.11%	1.15%[7]

Ratio of net investment income (loss) to average net assets	(0.23)%	(0.08)%	0.36%	(0.05)%	(0.30)%	(0.07)%	0.58%[7]

Portfolio turnover rate	14.54%	16.84%	22.91%	79.07%	75.36%	57.67%	39.61%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Benefit of expense reduction rounds to less than 0.01%.
[5]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[6]	Not Annualized.
[7]	Annualized.
[8]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

See Notes to Financial Statements.	43

Baron Funds	September 30, 2015

FINANCIAL HIGHLIGHTS (Continued)

BARON DISCOVERY FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended September 30,

	2015	2014
Net asset value, beginning of year	$11.68	$10.00

Income (loss) from investment operations:
Net investment loss	(0.13)[1]	(0.10)[1]
Net realized and unrealized gain (loss) on investments	(0.42)	1.78 [2]

Total from investment operations	(0.55)	1.68

Less distributions to shareholders from:
Net investment income	0.00	0.00
Net realized gain on investments	0.00	0.00

Total distributions	0.00	0.00

Net asset value, end of year	$11.13	$11.68

Total return	(4.71)%[3,4]	16.80%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$19.9	$16.6

Ratio of operating expenses to average net assets	1.57%	2.16%
Less: Reimbursement of expenses by Adviser and/or offsets	(0.22)%	(0.81)%

Ratio of net operating expenses to average net assets	1.35%	1.35%

Ratio of net investment loss to average net assets	(0.97)%	(0.85)%

Portfolio turnover rate	114.82%	109.40%

INSTITUTIONAL SHARES	Year Ended September 30,

	2015	2014
Net asset value, beginning of year	$11.71	$10.00

Income (loss) from investment operations:
Net investment loss	(0.10)[1]	(0.08)[1]
Net realized and unrealized gain (loss) on investments	(0.42)	1.79 [2]

Total from investment operations	(0.52)	1.71

Less distributions to shareholders from:
Net investment income	0.00	0.00
Net realized gain on investments	0.00	0.00

Total distributions	0.00	0.00

Net asset value, end of year	$11.19	$11.71

Total return	(4.44)%[3,4]	17.10%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$53.9	$48.7

Ratio of operating expenses to average net assets	1.25%	1.91%
Less: Reimbursement of expenses by Adviser and/or offsets	(0.15)%	(0.81)%

Ratio of net operating expenses to average net assets	1.10%	1.10%

Ratio of net investment loss to average net assets	(0.72)%	(0.64)%

Portfolio turnover rate	114.82%	109.40%

[1]	Based on average shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	The Adviser made a voluntary payment to the Fund in the amount of $1,000 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by less than 0.01%.

44	See Notes to Financial Statements.

September 30, 2015	Baron Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Baron Investment Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund (six of the portfolios constituting Baron Investment Funds Trust, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, brokers, and portfolio companies, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 25, 2015

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended September 30, 2015 are listed below.

During the fiscal year ended September 30, 2015, the Funds’ distributions to shareholders included:
Fund	Ordinary Income[1,3]	Long-Term Capital Gains[2,3]

Baron Asset Fund	$—	$172,706,950
Baron Growth Fund	1,103,459	348,014,188
Baron Small Cap Fund	—	308,935,371
Baron Opportunity Fund	—	23,570,953
Baron Fifth Avenue Growth Fund	79,146	—
Baron Discovery Fund	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to The American Taxpayer Relief Act of 2012.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

Of the total ordinary income distributions paid by Baron Growth Fund and Baron Fifth Avenue Growth Fund, 0.00% and 100.00%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by Baron Growth Fund and Baron Fifth Avenue Growth Fund, 0.00% and 100.00%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2015. The information necessary to complete your income tax return for the calendar year ended December 31, 2015 will be listed on the Form 1099-DIV, which will be mailed to you in January 2016.

Baron Funds	September 30, 2015

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on April 1, 2015 and held for the six months ended September 30, 2015.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 20151
	Actual Total Return	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015		Annualized Expense Ratio	Expenses Paid During the Period[2]

Baron Asset Fund- Retail Shares	(7.69)%	$1,000.00	$923.10		1.30%	$6.27
Baron Asset Fund- Institutional Shares	(7.55)%	$1,000.00	$924.50		1.04%	$5.02
Baron Growth Fund- Retail Shares	(9.78)%	$1,000.00	$902.20		1.29%	$6.15
Baron Growth Fund- Institutional Shares	(9.67)%	$1,000.00	$903.30		1.04%	$4.96
Baron Small Cap Fund- Retail Shares	(13.78)%	$1,000.00	$862.20		1.30%	$6.07
Baron Small Cap Fund- Institutional Shares	(13.67)%	$1,000.00	$863.30		1.04%	$4.86
Baron Opportunity Fund- Retail Shares	(9.70)%	$1,000.00	$903.00		1.38%	$6.58
Baron Opportunity Fund- Institutional Shares	(9.54)%	$1,000.00	$904.60		1.10%	$5.25
Baron Fifth Avenue Growth Fund- Retail Shares	(7.34)%	$1,000.00	$926.60	[3]	1.30%[4]	$6.28
Baron Fifth Avenue Growth Fund- Institutional Shares	(7.22)%	$1,000.00	$927.80		1.03%	$4.98
Baron Discovery Fund- Retail Shares	(21.23)%	$1,000.00	$787.70	[3]	1.35%[4]	$6.05
Baron Discovery Fund- Institutional Shares	(21.09)%	$1,000.00	$789.10	[3]	1.10%[4]	$4.93

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2015
	Hypothetical Annualized Total Return	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015		Annualized Expense Ratio	Expenses Paid During the Period[2]

Baron Asset Fund- Retail Shares	5.00%	$1,000.00	$1,018.55		1.30%	$6.58
Baron Asset Fund- Institutional Shares	5.00%	$1,000.00	$1,019.85		1.04%	$5.27
Baron Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.60		1.29%	$6.53
Baron Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.85		1.04%	$5.27
Baron Small Cap Fund- Retail Shares	5.00%	$1,000.00	$1,018.55		1.30%	$6.58
Baron Small Cap Fund- Institutional Shares	5.00%	$1,000.00	$1,019.85		1.04%	$5.27
Baron Opportunity Fund- Retail Shares	5.00%	$1,000.00	$1,018.15		1.38%	$6.98
Baron Opportunity Fund- Institutional Shares	5.00%	$1,000.00	$1,019.55		1.10%	$5.57
Baron Fifth Avenue Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.55	[3]	1.30%[4]	$6.58
Baron Fifth Avenue Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.90		1.03%	$5.22
Baron Discovery Fund- Retail Shares	5.00%	$1,000.00	$1,018.30	[3]	1.35%[4]	$6.83
Baron Discovery Fund- Institutional Shares	5.00%	$1,000.00	$1,019.55	[3]	1.10%[4]	$5.57

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]
Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

September 30, 2015	Baron Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR THE FUNDS BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Investment Funds Trust (the “Trust”) met on May 4, 2015 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund, (each, a “Fund” and collectively, the “Funds”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory agreements for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the independent consultant, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information provided, their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had considered in past years and remained, in their thinking, material to their consideration:

•	Their confidence in the Adviser’s senior personnel and portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•
The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•
The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratio of the Funds and comparisons to similar funds managed by other advisers over comparable periods;

•
The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Additional services provided by the Adviser.

The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the fees, expenses and total expense ratios of other funds of similar size, character and investment strategies (“comparable funds”). The Board observed that, for most of the Funds, while the management fee was relatively high, the other expenses paid by the Funds generally were relatively low, when compared to their comparable funds. They observed that other expenses were relatively high compared to the comparable funds for Baron Discovery Fund, but noted that this was a newer and smaller fund and that total net expenses did not rank below the third quintile. They concluded that the Funds’ higher management fee was justified given the Adviser’s highly research intensive process and highly disciplined adherence to its process. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and that each Fund was likely to continue to benefit from those services provided under the relevant advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with the independent consultant. The Board considered for each Fund, among other information, the independent consultant’s comparisons of the expense ratio and contractual advisory fee with those of the comparable funds selected by the independent consultant, as noted above. The Board noted that long-term performance for each Fund was generally acceptable compared to its comparable funds. The Board noted that no Fund with performance data covering at least ten years was ranked below the third quintile for the ten-year period, except for Baron Fifth Avenue Growth Fund, which was ranked in the fourth quintile for the ten-year period. The Board also noted that Baron Discovery Fund ranked in the first or second quintile for all applicable periods. For the Funds that underperformed relative to their peers during certain periods, representatives of the Adviser described the reasons for the lower relative performance and, as applicable, the steps the Adviser had taken to improve performance. The Board also considered the independent consultant’s risk-adjusted performance comparisons with comparable funds for Funds that have been in existence for more than three years. The Board also considered comparisons of each Fund’s annualized total return over one-, three-, five- and ten-year periods, where applicable, against expense group and performance universe averages and relevant securities market indices. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s more recent relative performance was consistent with expectations for the Adviser’s investment style under recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser said the Board should consider the advisory fee in the context of other fees paid to the Adviser’s affiliates, such as the distribution fee paid to Baron Capital, Inc. and paid out pursuant to the 12b-1 plan.

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds. The Board also considered a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser the methodology behind certain expense allocations.

Baron Funds	September 30, 2015

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR THE FUNDS BY THE BOARD OF TRUSTEES (Unaudited) (Continued)

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s management fee reflected economies of scale for the benefit of Fund shareholders, appreciating that the economies of scale analysis is predicated on generally predictable increasing assets and noting the small size of certain Funds and the significant fluctuation in assets since 2007. The Board considered that, except for Baron Fifth Avenue Growth Fund, the Funds’ fee schedules do not have break points. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business. The Board members reiterated their intention to continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Funds. The Board concluded that approval of the management fee for each Fund was supportable in light of the services provided as discussed at the meeting, including the Adviser’s investments in resources to support the Funds.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement.

September 30, 2015	Baron Funds

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

				Number of
				Portfolios
		Term of		in Fund
		Office and		Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 72	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	28 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Fund, Ltd. (2003-Present); Portfolio Manager: Partners Baron Managed Funds plc (2005-2009).	13	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 60	Chairman, President, Chief Operating Officer and Trustee	28 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present), Secretary (2003-2008): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009).	13	None

Baron Funds	September 30, 2015

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

				Number of
				Portfolios
		Term of		in Fund
		Office and		Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 80	Trustee	28 years	Mayor (2003-2015): Sunny Isles Beach, Florida;Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Director: Valhi, Inc. (diversified company) (1975-Present).

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 81	Trustee	28 years	Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02468 Age: 72	Lead Trustee	28 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Anita Rosenberg(4),(5) 1235 N. Astor Street Chicago, Il 60610 Age: 51	Trustee	2 years	Advisory Board Member: Impala Capital Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	13	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 65	Trustee	28 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Alex Yemenidjian(4),(5) 3801 Las Vegas Blvd. South Las Vegas, NV 89109 Age: 59	Trustee	9 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	13	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).

September 30, 2015	Baron Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund
		Office and		Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Additional Officers of the Funds

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 56	Senior Vice President	18 years	Director and Senior Vice President: the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 44	Vice President and Chief Compliance Officer	1 year	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (9/2014-Present); Vice President: the Firm* (9/2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-9/2014).	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 47	Vice President, General Counsel and Secretary	8 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 46	Senior Vice President	12 years	Senior Vice President: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 61	Vice President	21 years	Director and Vice President: the Firm*; Vice President: Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 54	Treasurer and Chief Financial Officer	28 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

*	The Firm (Baron Capital Group, Inc. (“BCG”) with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO).
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Funds’ Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

■	Information we receive from you on applications or other forms;
■	Information about your transactions with us, our Adviser or others; and
■	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.
New York, NY 10153
1.800.99.BARON
212-583-2000
www.BaronFunds.com

SEPTEMBER 15

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended September 30, 2015 and September 30, 2014:

(a)	Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

		2015	2014
	Baron Investment Funds Trust	$251,550	$244,370

(b)	Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

		2015	2014
	Baron Investment Funds Trust	$0	$0

(c)	Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

		2015	2014
	Baron Investment Funds Trust	$66,990	$60,240

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d)	All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

		2015	2014
	Baron Investment Funds Trust	$0	$0

e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2015: $65,000

2014: $65,000

Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6. Schedule of Investments.
Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron

Ronald Baron
Chief Executive Officer

Date: December 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron

Chief Executive Officer

Date: December 3, 2015

By:	/s/ Peggy Wong

Peggy Wong
Treasurer and Chief Financial Officer

Date: December 3, 2015